Exhibit 99.1
Unaudited
Financial Supplement
September 30, 2007
Table of Contents

Quarterly and Year-to-Date Financial Trends
Consolidated Financial Highlights	3-4
Consolidated Statements of Income	5
Consolidated Period-End Balance Sheets	6
Consolidated Average Balance Sheets	7
Selected Average Balances	8
Selected Period-End Balances	9
Securitized Balances	10
Average Balances/Net Interest Income/Rates	11-13
Stockholder Data	14
Interest Rate Risk Measures	14
Capitalization	15
Noninterest Income	16
Noninterest Expense	16
Deposit Service Charges	17
Card-Related Fees	17
Salaries, Benefits, and Other Personnel Expense	18
Full-Time Equivalent Employees by Line of Business	18
Mortgage Banking Full-Time Equivalent Employees	18
Credit Quality Statistics	19-21
Ten Largest Nonperforming Assets	22
Commercial Loan Industry Concentration	22
Retail Banking Performance Measures	23
Asset Management Performance Measures	24
Loan Sale and Servicing Revenue	25
NCM Loan Sale Data	26
NCM Loan Servicing Data	27
Run-Off Loan Portfolio Statistics	28-29
Home Equity Sale and Servicing Portfolio Data	30
Home Equity Portfolio Data	31
Line of Business Results	32-35

Monthly Financial Trends
Consolidated Selected Average Balances	36
Credit Quality Statistics	37
Capitalization	38
Full-Time Equivalent Employees By Line of Business	38
Retail Banking Performance Measures	39
Asset Management Performance Measures	40
Mortgage Banking Statistics	40
Run-Off Loan Portfolio Statistics	41

Table of Contents (continued)
FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES
Changes to this Financial Supplement are as follows:
Mortgage Banking
During August, the National Home Equity business unit was integrated into National City Mortgage Company. The presentation of mortgage banking statistics and full-time equivalent employees have been updated to reflect this event.
Portfolio loan presentation
The portfolio loans presentation was expanded to separately identify commercial leases which previously were included in commercial loans. In addition, real estate developer loans are now presented as part of commercial construction loans. Previously, real estate developer loans were included in residential real estate loans. Prior period financial information has been updated to reflect these reclassifications. The specific line items affected by the reclassifications are noted with an asterisk (*).

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS
(In millions, except per share data)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

EARNINGS
Tax-equivalent interest income	$2,360	$2,255	$2,218	$2,270	$2,298	$2,243	$2,153	$2,113	$2,034	$6,833	$6,694
Interest expense	1,258	1,159	1,100	1,137	1,148	1,076	969	921	827	3,517	3,193

Tax-equivalent net interest income	1,102	1,096	1,118	1,133	1,150	1,167	1,184	1,192	1,207	3,316	3,501
Provision for credit losses	361	143	107	323	73	60	27	132	56	611	160

Tax-equivalent NII after provision for credit losses	741	953	1,011	810	1,077	1,107	1,157	1,060	1,151	2,705	3,341
Noninterest income	624	764	621	1,702	877	784	656	777	747	2,009	2,317
Noninterest expense	1,403	1,188	1,171	1,210	1,184	1,174	1,149	1,267	1,156	3,762	3,507

(Loss) income before taxes and tax-equivalent adjustment	(38)	529	461	1,302	770	717	664	570	742	952	2,151
Income tax (benefit) expense	(26)	175	134	452	236	238	197	164	256	283	671
Tax-equivalent adjustment	7	7	8	8	8	6	8	8	8	22	22

Net (loss) income	$(19)	$347	$319	$842	$526	$473	$459	$398	$478	$647	$1,458

Effective tax rate	58.4%	33.6%	29.5%	34.9%	30.9%	33.5%	30.1%	29.1%	34.9%	30.4%	31.5%

PER COMMON SHARE
Net (loss) income:
Basic(1)	$(.03)	$.60	$.50	$1.37	$.87	$.77	$.75	$.65	$.75	$1.08	$2.39
Diluted	(.03)	.60	.50	1.36	.86	.77	.74	.64	.74	1.07	2.36
Dividends paid	.41	.39	.39	.39	.39	.37	.37	.37	.37	1.19	1.13
Book value	21.86	21.45	22.12	23.06	21.44	20.84	20.69	20.51	20.54
Market value (close)	25.09	33.32	37.25	36.56	36.60	36.19	34.90	33.57	33.44
Average shares:
Basic	588.1	572.7	631.7	611.9	603.8	609.7	611.9	618.2	635.9	597.4	608.4
Diluted	592.6	580.4	640.5	620.7	612.1	618.2	619.7	625.4	644.7	604.3	616.6

PERFORMANCE RATIOS
Return on average common equity	—	11.35%	8.98%	24.93%	16.45%	15.08%	14.91%	12.57%	14.59%	6.60%	15.49%
Return on average total equity	—	11.37	8.99	24.94	16.46	15.10	14.92	12.59	14.61	6.61	15.50
Return on average assets	—	1.00	.94	2.44	1.51	1.35	1.33	1.10	1.31	.62	1.40
Net interest margin	3.43	3.59	3.69	3.73	3.73	3.73	3.81	3.74	3.72	3.57	3.76
Efficiency ratio	81.31	63.83	67.37	42.71	58.43	60.14	62.45	64.35	59.19	70.65	60.27

LINE OF BUSINESS (LOB) RESULTS(2)
Net Income:
Retail Banking	$175	$193	$169	$129	$192	$206	$173	$158	$168	$537	$571
Commercial Banking — Regional	101	97	127	113	112	105	112	123	123	325	329
Commercial Banking — National	44	77	95	77	100	99	96	77	91	216	295
Mortgage Banking	(167)	61	9	38	70	(17)	(33)	60	60	(97)	20
Asset Management	20	28	26	21	19	27	19	10	16	74	65
Parent and Other	(192)	(109)	(107)	464	33	53	92	(30)	20	(408)	178

Total Consolidated National City Corporation	$(19)	$347	$319	$842	$526	$473	$459	$398	$478	$647	$1,458

LOB Contribution to Diluted Earnings Per Share:
Retail Banking	$.30	$.32	$.27	$.21	$.31	$.33	$.28	$.25	$.26	$.89	$.92
Commercial Banking — Regional	.16	.17	.21	.19	.18	.17	.18	.20	.19	.54	.53
Commercial Banking — National	.08	.13	.15	.12	.16	.16	.15	.12	.14	.36	.47
Mortgage Banking	(.27)	.10	.01	.06	.11	(.03)	(.05)	.10	.09	(.16)	.03
Asset Management	.03	.05	.04	.03	.03	.04	.03	.02	.03	.12	.10
Parent and Other	(.33)	(.17)	(.18)	.75	.07	.10	.15	(.05)	.03	(.68)	.31

Total Consolidated National City Corporation	$(.03)	$.60	$.50	$1.36	$.86	$.77	$.74	$.64	$.74	$1.07	$2.36

(1)	The sum of the quarterly earnings per share may not equal the year-to-date earnings per share due to rounding

(2)	See pages 32-35 for more detail on Line of Business results

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

CREDIT QUALITY STATISTICS
Net charge-offs	$141	$98	$147	$128	$117	$76	$121	$138	$83	$386	$314
Provision for credit losses	361	143	107	323	73	60	27	132	56	611	160
Loan loss allowance	1,373	1,136	1,104	1,131	932	989	1,001	1,094	1,108
Lending-related commitment allowance	54	61	63	78	80	77	79	84	88
Nonperforming assets	1,211	848	801	732	689	667	647	596	585
Annualized net charge-offs to average portfolio loans	.54%	.39%	.61%	.54%	.48%	.30%	.46%	.52%	.30%	.51%	.41%
Loan loss allowance to period-end portfolio loans	1.23	1.14	1.11	1.18	1.00	.98	.98	1.03	1.02
Loan loss allowance to nonperforming portfolio loans	159.42	202.16	206.08	226.13	198.25	202.14	207.14	223.11	230.08
Loan loss allowance (period-end) to annualized net charge-offs	245.43	291.06	184.68	223.38	200.10	326.17	204.29	199.42	336.67	266.24	222.09
Nonperforming assets to period-end portfolio loans and other nonperforming assets	1.08	.85	.80	.76	.74	.66	.63	.56	.54

CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital	6.78%	6.56%	7.08%	8.93%	7.48%	7.31%	7.38%	7.43%	7.68%
Total risk-based capital	10.37	10.28	10.13	12.16	10.30	10.20	10.31	10.54	10.78
Leverage	6.96	6.53	6.92	8.56	7.13	6.89	6.92	6.83	7.03
Period-end equity to assets	8.98	8.64	9.51	10.40	9.34	8.91	9.00	8.86	8.80
Period-end tangible common equity to assets (1)	5.29	5.43	6.26	7.77	6.99	6.60	6.70	6.57	6.57
Average equity to assets	8.71	8.83	10.45	9.78	9.16	8.97	8.94	8.78	8.95	9.31%	9.03%
Average equity to portfolio loans	12.10	12.27	14.66	14.38	13.03	12.35	11.83	11.79	11.98	12.98	12.39
Average portfolio loans to deposits	111.70	110.74	111.78	110.18	116.64	122.88	127.05	126.68	127.88	111.41	122.14
Average portfolio loans to core deposits	128.17	127.87	128.66	131.69	140.31	146.55	155.09	156.15	158.32	128.23	147.21
Average portfolio loans to earning assets	81.43	81.48	80.79	76.65	79.11	81.32	84.71	83.41	83.59	81.24	81.70
Average securities to earning assets	6.11	5.84	6.34	6.43	6.40	6.24	6.20	6.00	5.75	6.09	6.28

AVERAGE BALANCES
Assets	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$140,524	$139,280
Portfolio loans	104,439	99,689	98,198	93,124	97,404	101,757	105,431	106,433	108,386	100,798	101,501
Loans held for sale or securitization	12,643	12,615	11,769	17,425	15,065	12,760	8,826	11,172	11,570	12,346	12,240
Securities (at cost)	7,835	7,143	7,704	7,806	7,874	7,802	7,719	7,657	7,450	7,561	7,799
Earning assets	128,249	122,344	121,543	121,488	123,126	125,127	124,459	127,608	129,659	124,070	124,232
Core deposits	81,484	77,964	76,322	70,717	69,419	69,434	67,979	68,160	68,462	78,609	68,950
Purchased deposits and funding	47,093	44,604	43,001	48,917	52,321	54,338	55,105	58,661	59,567	44,914	53,910
Total equity	12,636	12,231	14,398	13,388	12,687	12,565	12,468	12,549	12,980	13,082	12,574

PERIOD-END BALANCES
Assets	$154,166	$140,636	$138,559	$140,191	$138,123	$141,486	$140,231	$142,397	$146,750
Portfolio loans	111,991	99,683	99,566	95,492	92,963	100,973	102,269	106,039	108,910
Loans held for sale or securitization	11,987	14,421	10,693	12,853	19,505	12,964	11,779	9,667	11,942
Securities (at fair value)	8,977	7,024	7,208	7,509	7,906	7,726	7,609	7,875	7,568
Core deposits	86,450	79,043	77,884	73,375	68,788	69,744	69,884	68,408	67,738
Purchased deposits and funding	49,193	45,036	42,897	47,147	51,987	54,069	52,879	56,564	61,839
Total equity	13,843	12,147	13,170	14,581	12,902	12,610	12,623	12,613	12,920

(1)	Excludes goodwill and other intangible assets

Unaudited
National City Corporation
CONSOLIDATED STATEMENTS OF INCOME
($ in thousands, except per share data)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

Interest Income:
Loans	$2,202,339	$2,113,945	$2,055,933	$2,107,538	$2,143,202	$2,089,927	$2,010,826	$1,977,690	$1,904,666	$6,372,217	$6,243,955
Securities:
Taxable	98,216	86,288	97,145	100,149	98,585	97,085	89,988	85,291	81,689	281,649	285,658
Exempt from Federal income taxes	4,574	5,392	5,350	5,892	6,217	6,495	6,857	7,205	7,377	15,316	19,569
Dividends	427	461	456	954	256	345	1,351	2,424	2,420	1,344	1,952
Federal funds sold and security resale agreements	15,807	14,525	22,927	15,000	8,840	7,013	3,994	4,165	3,977	53,259	19,847
Other investments	31,892	26,796	28,606	32,787	33,132	35,265	32,064	27,615	26,407	87,294	100,461

Total interest income	2,353,255	2,247,407	2,210,417	2,262,320	2,290,232	2,236,130	2,145,080	2,104,390	2,026,536	6,811,079	6,671,442

Interest Expense:
Deposits	783,618	727,596	685,705	663,666	638,290	581,307	537,053	494,185	439,887	2,196,919	1,756,650
Federal funds borrowed and security repurchase agreements	72,382	77,531	57,377	88,699	82,632	53,967	59,207	72,887	61,801	207,290	195,806
Borrowed funds	33,632	35,987	16,197	25,097	23,387	31,909	22,500	27,869	19,037	85,816	77,796
Long-term debt	368,403	317,764	340,413	359,833	403,899	408,688	350,025	325,990	306,175	1,026,580	1,162,612

Total interest expense	1,258,035	1,158,878	1,099,692	1,137,295	1,148,208	1,075,871	968,785	920,931	826,900	3,516,605	3,192,864

Net interest income	1,095,220	1,088,529	1,110,725	1,125,025	1,142,024	1,160,259	1,176,295	1,183,459	1,199,636	3,294,474	3,478,578
Provision for credit losses	361,544	143,121	106,846	322,701	72,932	59,917	27,043	131,868	55,452	611,511	159,892

Net interest income after provision for credit losses	733,676	945,408	1,003,879	802,324	1,069,092	1,100,342	1,149,252	1,051,591	1,144,184	2,682,963	3,318,686

Noninterest Income:
Loan sale revenue	(74,397)	110,121	75,237	120,937	215,479	285,001	144,096	193,139	157,881	110,961	644,576
Loan servicing revenue	158,994	95,687	32,056	52,561	103,556	(20,597)	(44,053)	32,535	65,429	286,737	38,906
Deposit service charges	229,182	223,060	204,251	211,812	214,354	203,587	188,548	201,109	197,987	656,493	606,489
Insurance revenue	28,964	34,563	34,249	30,850	33,767	32,989	31,735	31,997	24,617	97,776	98,491
Trust and investment management fees	79,050	84,352	73,719	73,219	74,442	80,031	73,055	71,560	72,986	237,121	227,528
Card-related fees	31,374	28,867	32,081	28,532	26,930	25,036	29,270	26,701	30,139	92,322	81,236
Brokerage revenue	40,876	54,711	39,783	58,775	35,217	30,266	33,565	41,173	35,252	135,370	99,048
Leasing revenue	41,778	45,133	55,374	53,359	53,514	61,110	60,166	58,534	65,758	142,285	174,790
Gain on divestitures	—	—	—	983,940	—	—	—	—	16,001	—	—
Securities gains (losses), net	828	(1,314)	26,985	(13,472)	283	990	11,716	9,083	(1,107)	26,499	12,989
Other	87,560	89,358	46,786	101,249	119,933	85,668	127,549	111,429	81,480	223,704	333,150

Total noninterest income	624,209	764,538	620,521	1,701,762	877,475	784,081	655,647	777,260	746,423	2,009,268	2,317,203

Noninterest Expense:
Salaries, benefits, and other personnel	642,331	641,696	633,147	677,916	649,031	635,968	640,639	659,085	654,313	1,917,174	1,925,638
Equipment	76,061	84,468	83,301	94,225	74,158	78,877	78,798	80,630	70,971	243,830	231,833
Net occupancy	76,930	75,461	78,446	78,281	73,053	73,125	73,490	71,794	71,136	230,837	219,668
Third-party services	80,707	89,227	85,685	95,116	87,111	91,326	78,790	96,693	80,654	255,619	257,227
Card processing	8,124	8,174	7,157	6,966	7,395	6,595	6,686	5,754	5,297	23,455	20,676
Marketing and public relations	41,515	45,028	32,544	45,416	36,092	37,903	28,268	65,498	31,558	119,087	102,263
Leasing expense	28,701	32,073	34,450	41,847	37,861	42,254	43,105	45,010	24,649	95,224	123,220
Other	449,148	211,546	216,630	170,924	219,497	207,727	198,899	242,754	217,735	877,324	626,123

Total noninterest expense	1,403,517	1,187,673	1,171,360	1,210,691	1,184,198	1,173,775	1,148,675	1,267,218	1,156,313	3,762,550	3,506,648

(Loss) income before income tax (benefit) expense	(45,632)	522,273	453,040	1,293,395	762,369	710,648	656,224	561,633	734,294	929,681	2,129,241
Income tax (benefit) expense	(26,627)	175,669	133,828	451,738	235,923	237,722	197,417	163,504	256,463	282,870	671,062

Net (loss) income	$(19,005)	$346,604	$319,212	$841,657	$526,446	$472,926	$458,807	$398,129	$477,831	$646,811	$1,458,179

Net (Loss) Income Per Common Share:
Basic(1)	$(.03)	$.60	$.50	$1.37	$.87	$.77	$.75	$.65	$.75	$1.08	$2.39
Diluted	(.03)	.60	.50	1.36	.86	.77	.74	.64	.74	1.07	2.36

Average Common Shares:
Basic	588,134,030	572,729,604	631,710,591	611,908,170	603,848,871	609,656,508	611,910,838	618,227,109	635,857,605	597,365,121	608,442,541
Diluted	592,596,077	580,385,828	640,533,750	620,745,044	612,063,772	618,230,041	619,697,278	625,358,669	644,687,904	604,329,623	616,635,735

Memo:
Tax-equivalent net interest income	$1,101,903	$1,096,086	$1,118,282	$1,133,020	$1,149,357	$1,167,563	$1,183,780	$1,191,948	$1,207,110	$3,316,271	$3,500,700
Net (loss) income available to common stockholders	(19,465)	346,167	318,775	841,220	526,009	472,511	458,392	397,714	477,416	645,477	1,456,912

(1)	The sum of the quarterly earnings per share may not equal the year-to-date earnings per share due to rounding

Unaudited
National City Corporation
CONSOLIDATED PERIOD-END BALANCE SHEETS
($ in thousands)

	2007			2006				2005
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

Assets
Cash and demand balances due from banks	$2,912,349	$2,895,764	$3,222,466	$3,521,153	$3,035,430	$3,804,115	$3,288,577	$3,707,665	$3,707,932
Federal funds sold and security resale agreements	337,932	718,087	2,394,424	1,551,350	371,610	925,594	472,356	301,260	409,338
Securities available for sale, at fair value	8,976,731	7,023,923	7,208,209	7,508,820	7,906,165	7,725,543	7,609,199	7,874,628	7,568,403
Other investments	2,372,410	1,620,428	1,609,114	6,317,779	1,813,649	2,405,917	2,218,936	2,108,622	1,913,213
Loans held for sale or securitization:
Commercial	159,094	38,111	29,441	33,661	36,263	82,276	66,298	10,784	13,964
Commercial real estate	369,385	377,474	173,419	177,312	336,995	87,292	186,951	35,306	89,349
Residential real estate	10,381,672	10,694,467	8,198,112	9,327,783	15,596,231	9,683,317	8,709,827	9,192,282	11,831,802
Credit card	—	—	—	425,000	—	—	—	425,000	—
Home equity lines of credit	1,076,568	3,310,851	2,291,907	2,888,512	3,522,022	3,099,705	2,810,156	—	—
Student loans	680	400	388	638	13,741	11,334	5,765	3,758	6,431

Total loans held for sale or securitization	11,987,399	14,421,303	10,693,267	12,852,906	19,505,252	12,963,924	11,778,997	9,667,130	11,941,546
Portfolio loans:
Commercial *	29,437,609	28,024,859	27,077,822	26,969,081	26,051,077	25,768,141	24,708,530	24,026,082	24,171,420
Commercial leases*	4,399,246	4,334,862	4,095,225	4,082,940	3,811,656	3,530,574	3,439,170	3,545,831	3,377,322
Commercial construction*	8,655,760	7,936,891	7,879,280	7,160,310	6,712,833	6,271,444	5,817,201	5,344,212	4,705,510
Commercial real estate	14,703,736	13,011,123	12,778,183	12,436,458	12,022,002	12,233,327	11,969,954	12,407,576	12,132,712
Residential real estate*	29,241,677	24,577,062	24,966,396	21,881,602	20,963,692	28,757,737	30,206,986	30,845,509	31,518,207
Home equity lines of credit	17,523,913	13,974,592	14,322,084	14,594,782	15,293,584	16,626,039	17,599,150	21,438,690	22,649,068
Credit card and other unsecured lines of credit	3,476,372	3,163,904	2,958,390	3,006,789	2,704,794	2,569,448	2,453,129	2,611,679	2,371,087
Other consumer	4,552,364	4,659,997	5,488,829	5,360,110	5,403,854	5,216,159	6,075,268	5,819,144	7,984,637

Total portfolio loans	111,990,677	99,683,290	99,566,209	95,492,072	92,963,492	100,972,869	102,269,388	106,038,723	108,909,963
Allowance for loan losses	(1,372,879)	(1,135,766)	(1,104,011)	(1,131,175)	(932,058)	(989,405)	(1,001,324)	(1,094,047)	(1,108,194)

Net portfolio loans	110,617,798	98,547,524	98,462,198	94,360,897	92,031,434	99,983,464	101,268,064	104,944,676	107,801,769
Properties and equipment	1,651,750	1,518,707	1,492,410	1,402,150	1,325,761	1,308,358	1,300,488	1,328,903	1,277,607
Equipment leased to others	407,406	446,935	500,422	572,952	594,303	661,542	706,779	696,327	758,325
Other real estate owned	323,964	284,396	263,197	229,070	196,937	167,378	151,376	97,008	92,411
Mortgage servicing rights	2,503,089	2,467,749	2,089,863	2,094,387	2,264,104	2,541,250	2,361,617	2,115,715	1,835,921
Goodwill	5,625,010	4,533,742	4,550,642	3,815,911	3,339,631	3,346,779	3,304,999	3,313,109	3,322,205
Other intangible assets	375,954	241,970	251,447	183,648	157,403	162,188	155,286	168,353	183,056
Derivative assets	626,662	444,756	589,093	612,914	693,444	566,777	642,234	772,918	785,764
Accrued income and other assets	5,447,554	5,470,782	5,232,205	5,166,905	4,887,573	4,922,748	4,972,103	5,300,800	5,152,489

Total Assets	$154,166,008	$140,636,066	$138,558,957	$140,190,842	$138,122,696	$141,485,577	$140,231,011	$142,397,114	$146,749,979

Liabilities
Deposits:
Noninterest bearing	$16,693,513	$17,547,090	$17,313,652	$17,537,278	$16,188,883	$17,312,118	$17,186,781	$17,429,227	$18,059,199
NOW and money market accounts	36,769,018	33,798,901	33,360,456	30,335,531	28,734,045	28,710,382	29,538,292	28,304,007	27,906,992
Savings accounts	2,913,662	2,260,197	2,473,508	1,881,444	1,821,496	1,970,616	2,105,325	2,147,022	2,222,831
Consumer time	30,073,886	25,437,213	24,736,279	23,620,821	22,043,743	21,750,652	21,053,803	20,527,784	19,548,914

Core deposits	86,450,079	79,043,401	77,883,895	73,375,074	68,788,167	69,743,768	69,884,201	68,408,040	67,737,936
Other	3,604,197	3,027,619	3,564,659	4,119,756	5,199,389	4,846,707	6,061,923	6,734,915	7,322,820
Foreign	8,194,692	10,497,190	7,187,637	9,738,760	8,794,632	8,633,371	5,470,495	8,843,036	8,357,477

Total deposits	98,248,968	92,568,210	88,636,191	87,233,590	82,782,188	83,223,846	81,416,619	83,985,991	83,418,233
Federal funds borrowed and security repurchase agreements	6,248,924	5,653,283	5,967,883	5,283,997	7,346,405	4,912,465	5,236,545	6,499,254	7,788,910
Borrowed funds	2,505,742	2,670,238	1,857,988	1,648,967	3,956,550	3,150,985	2,461,246	3,517,537	5,452,671
Long-term debt	28,639,567	23,187,738	24,318,984	26,355,676	26,689,743	32,525,381	33,648,686	30,969,616	32,917,618
Derivative liabilities	555,716	732,310	619,007	717,830	668,477	1,119,162	1,004,762	738,343	695,752
Accrued expenses and other liabilities	4,124,240	3,677,761	3,988,535	4,369,779	3,777,510	3,943,974	3,840,215	4,073,502	3,556,508

Total Liabilities	140,323,157	128,489,540	125,388,588	125,609,839	125,220,873	128,875,813	127,608,073	129,784,243	133,829,692
Stockholders’ Equity
Preferred stock	—	—	—	—	—	—	—	—	—
Common stock	2,533,382	2,265,141	2,381,941	2,529,527	2,407,502	2,420,214	2,439,965	2,460,191	2,515,572
Capital surplus	6,361,320	4,763,670	4,962,660	4,793,537	3,766,184	3,749,508	3,709,927	3,681,603	3,734,318
Retained earnings	5,002,284	5,270,420	5,881,809	7,328,853	6,739,515	6,564,449	6,522,324	6,459,212	6,630,213
Accumulated other comprehensive income	(54,135)	(152,705)	(56,041)	(70,914)	(11,378)	(124,407)	(49,278)	11,865	40,184

Total Stockholders’ Equity	13,842,851	12,146,526	13,170,369	14,581,003	12,901,823	12,609,764	12,622,938	12,612,871	12,920,287

Total Liabilities and Stockholders’ Equity	$154,166,008	$140,636,066	$138,558,957	$140,190,842	$138,122,696	$141,485,577	$140,231,011	$142,397,114	$146,749,979

Common Shares Outstanding	633,345,384	566,285,142	595,485,028	632,381,603	601,875,473	605,053,511	609,991,042	615,047,663	628,892,825

Memo:
Noninterest bearing escrow balances	$3,203,973	$3,558,018	$3,334,760	$3,645,186	$3,498,396	$3,780,740	$3,700,578	$3,514,063	$4,240,458
Interest bearing escrow balances	156,981	157,307	154,251	134,446	128,891	140,555	131,339	141,388	129,176
Noninterest bearing deposits excluding escrow balances	13,489,540	13,989,072	13,978,892	13,892,092	12,690,487	13,531,378	13,486,203	13,915,164	13,818,741
Core deposits excluding escrow balances	83,089,125	75,328,076	74,394,884	69,595,442	65,160,880	65,822,473	66,052,284	64,752,589	63,368,302
Sweep account balances, excluded from core deposit balances	9,487,406	9,551,319	9,768,463	8,415,378	7,293,124	6,388,985	6,220,952	5,998,935	5,897,823

*	Reclassified per the note on page 2.

Unaudited
National City Corporation
CONSOLIDATED AVERAGE BALANCE SHEETS
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

Assets
Earning Assets:
Portfolio loans:
Commercial *	$28,616	$28,018	$27,004	$26,325	$26,013	$25,281	$24,018	$23,972	$24,211	$27,885	$25,111
Commercial leases*	4,235	4,061	3,981	3,781	3,532	3,428	3,522	3,477	3,215	4,093	3,494
Commercial construction*	8,225	7,854	7,611	6,943	6,510	6,064	5,611	5,047	4,432	7,899	6,065
Commercial real estate	13,548	12,919	12,976	12,066	12,061	12,100	12,022	12,153	12,069	13,150	12,061
Residential real estate*	26,546	24,384	23,715	20,952	25,701	29,255	30,736	31,019	32,188	24,892	28,546
Home equity lines of credit	15,609	14,010	14,409	14,896	15,629	17,089	20,979	21,808	22,160	14,680	17,880
Credit card and other unsecured lines of credit	3,356	3,099	3,019	2,803	2,654	2,528	2,515	2,469	2,399	3,159	2,566
Other consumer	4,304	5,344	5,483	5,358	5,304	6,012	6,028	6,488	7,712	5,040	5,778

Total portfolio loans	104,439	99,689	98,198	93,124	97,404	101,757	105,431	106,433	108,386	100,798	101,501
Loans held for sale or securitization:
Commercial	79	37	38	35	49	68	12	25	18	52	43
Commercial real estate	385	226	174	101	116	142	86	122	84	262	115
Residential real estate	10,070	9,478	8,520	14,385	11,904	9,086	7,977	10,089	11,178	9,362	9,670
Automobile	—	—	—	—	—	—	—	710	—	—	—
Student	1	1	—	4	15	4	4	4	5	1	8
Home equity lines of credit	2,108	2,873	2,669	2,815	2,981	3,460	331	15	—	2,548	2,267
Credit card	—	—	368	85	—	—	416	207	285	121	137

Total loans held for sale or securitization	12,643	12,615	11,769	17,425	15,065	12,760	8,826	11,172	11,570	12,346	12,240
Securities available for sale, at cost	7,835	7,143	7,704	7,806	7,874	7,802	7,719	7,657	7,450	7,561	7,799
Federal funds sold and security resale agreements	1,212	1,117	1,748	1,122	654	536	327	355	378	1,357	507
Other investments	2,120	1,780	2,124	2,011	2,129	2,272	2,156	1,991	1,875	2,008	2,185

Total earning assets	128,249	122,344	121,543	121,488	123,126	125,127	124,459	127,608	129,659	124,070	124,232
Allowance for loan losses	(1,142)	(1,107)	(1,154)	(941)	(988)	(1,009)	(1,092)	(1,097)	(1,123)	(1,134)	(1,029)
Fair value (depreciation) appreciation of securities available for sale	(73)	(34)	(11)	(4)	(120)	(120)	(28)	(8)	74	(40)	(90)
Cash and demand balances due from banks	2,714	2,748	2,965	2,953	3,075	3,246	3,326	3,493	3,698	2,808	3,215
Properties and equipment	1,571	1,493	1,495	1,369	1,311	1,300	1,311	1,293	1,270	1,520	1,307
Equipment leased to others	431	480	553	595	617	687	707	727	796	488	670
Other real estate owned	304	270	239	218	186	158	104	95	92	271	150
Mortgage servicing rights	2,493	2,233	2,175	2,275	2,465	2,438	2,191	2,071	1,662	2,301	2,366
Goodwill	4,896	4,544	4,479	3,564	3,346	3,326	3,310	3,319	3,323	4,641	3,328
Other intangible assets	281	251	256	163	156	156	161	174	184	263	157
Derivative assets	310	245	244	345	153	—	140	248	317	267	92
Accrued income and other assets	5,061	5,120	5,026	4,868	5,107	4,710	4,807	5,060	5,015	5,069	4,882

Total Assets	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$140,524	$139,280

Liabilities
Deposits:
Noninterest bearing	$16,690	$16,875	$16,831	$16,695	$16,740	$17,057	$16,766	$17,752	$18,706	$16,798	$16,854
NOW and money market accounts	35,099	33,675	32,582	29,538	28,810	28,872	28,367	28,160	28,233	33,795	28,685
Savings accounts	2,457	2,345	2,433	1,834	1,903	2,042	2,106	2,189	2,303	2,412	2,016
Consumer time	27,238	25,069	24,476	22,650	21,966	21,463	20,740	20,059	19,220	25,604	21,395

Core deposits	81,484	77,964	76,322	70,717	69,419	69,434	67,979	68,160	68,462	78,609	68,950
Brokered retail CDs	2,297	2,469	3,006	3,499	4,161	4,899	5,492	6,073	6,255	2,588	4,846
Other	1,112	914	917	972	1,049	956	1,047	885	764	981	1,017
Foreign	8,609	8,677	7,602	9,334	8,878	7,518	8,469	8,900	9,278	8,300	8,289

Total deposits	93,502	90,024	87,847	84,522	83,507	82,807	82,987	84,018	84,759	90,478	83,102
Federal funds borrowed and security repurchase agreements	6,176	6,566	5,072	7,289	6,876	5,110	6,198	8,151	7,976	5,941	6,064
Borrowed funds	2,593	2,867	1,240	1,937	1,925	2,768	2,180	2,865	2,123	2,238	2,290
Long-term debt	26,306	23,111	25,164	25,886	29,432	33,087	31,719	31,787	33,171	24,866	31,404
Derivative liabilities	377	434	353	348	431	181	188	193	240	388	268
Accrued expenses and other liabilities	3,505	3,354	3,736	3,523	3,576	3,501	3,656	3,420	3,718	3,531	3,578

Total Liabilities	132,459	126,356	123,412	123,505	125,747	127,454	126,928	130,434	131,987	127,442	126,706
Total Stockholders’ Equity	12,636	12,231	14,398	13,388	12,687	12,565	12,468	12,549	12,980	13,082	12,574

Total Liabilities and Stockholders’ Equity	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$140,524	$139,280

Memo:

Noninterest bearing escrow balances	$3,714	$3,762	$3,386	$4,069	$4,250	$4,084	$3,651	$4,346	$4,965	$3,622	$3,997
Interest bearing escrow balances	157	155	153	134	136	139	136	136	138	155	137
Noninterest bearing deposits excluding escrow balances	12,976	13,113	13,445	12,626	12,490	12,973	13,115	13,406	13,741	13,176	12,857
Core deposits excluding escrow balances	77,613	74,047	72,783	66,514	65,033	65,211	64,192	63,678	63,359	74,832	64,816
Sweep account balances, excluded from core deposit balances	9,903	9,748	9,253	7,975	6,974	6,157	6,063	6,309	5,568	9,637	6,418

*	Reclassified per the note on page 2.

Unaudited
National City Corporation
SELECTED AVERAGE BALANCES
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage	$8,587	$7,672	$6,339	$5,636	$5,635	$5,760	$5,527	$7,098	$8,294	$7,541	$5,641
First Franklin(1)	—	—	1,140	8,016	5,509	2,768	2,322	2,991	2,884	376	3,545
Home equity installment	1,483	1,806	1,041	733	760	558	128	—	—	1,445	484

Total mortgage loans held for sale	$10,070	$9,478	$8,520	$14,385	$11,904	$9,086	$7,977	$10,089	$11,178	$9,362	$9,670

SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Commercial
Commercial	$25,783	$25,291	$24,342	$23,621	$23,547	$22,900	$21,782	$21,919	$22,347	$25,144	$22,750
Floorplan	852	970	992	1,005	998	1,081	1,067	1,031	946	937	1,049
Non-taxable	381	376	381	372	333	310	303	293	312	379	315
International	1,600	1,381	1,289	1,327	1,135	990	866	729	606	1,425	997

Total Commercial*	$28,616	$28,018	$27,004	$26,325	$26,013	$25,281	$24,018	$23,972	$24,211	$27,885	$25,111

Real estate — residential
Bank portfolio and other*	$11,661	$10,284	$9,854	$6,697	$5,827	$5,409	$5,581	$5,646	$6,454	$10,607	$5,607
First Franklin(1)	6,921	7,709	7,490	7,949	13,591	17,537	18,636	18,985	19,622	7,371	16,570
Home equity installment	7,964	6,391	6,371	6,306	6,283	6,309	6,519	6,388	6,112	6,914	6,369

Total Real Estate — Residential*	$26,546	$24,384	$23,715	$20,952	$25,701	$29,255	$30,736	$31,019	$32,188	$24,892	$28,546

Credit Card and Other Unsecured Lines of Credit
Credit card	$1,434	$1,243	$1,173	$1,032	$958	$892	$920	$919	$926	$1,284	$924
Personal lines of credit	835	812	827	816	786	759	750	726	664	825	764
Business lines of credit	1,087	1,044	1,019	955	910	877	845	824	809	1,050	878

Total Credit Card and Other Unsecured Lines of Credit	$3,356	$3,099	$3,019	$2,803	$2,654	$2,528	$2,515	$2,469	$2,399	$3,159	$2,566

BUSINESS UNIT SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Home equity lines of credit(2)	$6,196	$5,091	$5,462	$6,243	$6,993	$8,396	$12,190	$12,919	$13,292	$5,586	$9,174
Installment loans (real estate-residential)(2)	2,583	1,423	1,421	1,477	1,572	1,688	2,018	2,001	1,855	1,813	1,758

Total loans	$8,779	$6,514	$6,883	$7,720	$8,565	$10,084	$14,208	$14,920	$15,147	$7,399	$10,932

(1)	Represents nonconforming mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

(2)	Represents loans originated by the former National Home Equity business unit. These portfolios are in run-off.

*	Reclassified per the note on page 2.

Unaudited
National City Corporation
SELECTED PERIOD-END BALANCES
($ in millions)

	2007			2006				2005
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
National City Mortgage	$9,667	$8,385	$7,052	$6,592	$5,703	$6,185	$5,790	$6,785	$8,346
First Franklin(1)	—	—	—	1,625	8,851	2,645	2,389	2,407	3,486
Home equity installment	715	2,309	1,146	1,111	1,042	853	531	—	—

Total Mortgage Loans Held for Sale or Securitization	$10,382	$10,694	$8,198	$9,328	$15,596	$9,683	$8,710	$9,192	$11,832

PORTFOLIO LOAN BALANCES
Commercial
Commercial	$26,483	$25,193	$24,454	$24,225	$23,432	$23,300	$22,359	$21,805	$22,252
Floorplan	835	945	994	1,035	989	1,068	1,103	1,097	950
Non-taxable	401	374	380	379	342	319	300	305	300
International	1,719	1,513	1,250	1,330	1,288	1,081	947	819	670

Total Commercial*	$29,438	$28,025	$27,078	$26,969	$26,051	$25,768	$24,709	$24,026	$24,172

Real estate — residential
Bank portfolio and other*	$13,882	$10,786	$10,402	$7,963	$6,371	$5,863	$5,614	$5,646	$5,731
First Franklin(1)	6,648	7,419	8,217	7,486	8,308	16,590	18,261	18,688	19,497
Home equity installment	8,712	6,372	6,347	6,433	6,285	6,305	6,332	6,512	6,290

Total Real Estate — Residential*	$29,242	$24,577	$24,966	$21,882	$20,964	$28,758	$30,207	$30,846	$31,518

INTANGIBLE ASSETS
Goodwill	$5,625	$4,534	$4,551	$3,816	$3,340	$3,347	$3,305	$3,313	$3,322
Core deposit intangibles	351	213	226	153	125	133	127	134	142
Credit card intangibles	2	3	4	5	5	5	6	6	6
Other intangibles	23	26	21	26	27	24	22	28	35

Total Intangible Assets	$6,001	$4,776	$4,802	$4,000	$3,497	$3,509	$3,460	$3,481	$3,505

Memo:
Holding company investment in subsidiaries	$15,495	$13,879	$14,501	$13,082	$13,864	$13,895	$13,548	$13,246	$13,941
Holding company intangible assets	122	117	120	117	117	122	122	122	109
Double leverage ratio(2)	1.13 x	1.15 x	1.11 x	.91 x	1.08 x	1.11 x	1.08 x	1.06 x	1.09 x

PRINCIPAL INVESTMENTS(3)
Type of Investment:
Direct investments in public entities	—	—	—	—	—	—	—	—	—
Direct investments in nonpublic entities	$364	$339	$319	$311	$312	$326	$319	$317	$336
Indirect investments (funds)	374	372	365	354	353	355	348	344	350

Total Investments	$738	$711	$684	$665	$665	$681	$667	$661	$686

Type of Security:
Common stock	$88	$97	$80	$78	$80	$77	$74	$76	$76
Convertible debt and preferred stock	20	8	11	11	15	23	26	26	28
Investments in partnerships, funds and other equity instruments	441	430	415	398	390	393	386	379	402
Mezzanine (subordinated) debt	189	176	178	178	180	188	181	180	180

Total Investments	$738	$711	$684	$665	$665	$681	$667	$661	$686

Memo:
Commitments to fund principal investments	$340	$358	$297	$282	$292	$310	$290	$295	$272

(1)	Represents nonconforming mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

(2)	Holding company investment in subsidiaries and intangible assets divided by consolidated equity.

(3)	Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Commercial Banking - National line of business.

*	Reclassified per the note on page 2.

Unaudited
National City Corporation
SECURITIZED BALANCES
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

CREDIT CARD LOANS(1)

Managed Credit Card Loans:

Average balances:
Loans held in portfolio	$1,434	$1,243	$1,173	$1,032	$958	$892	$920	$919	$926	$1,284	$924
Loans held for securitization	—	—	368	85	—	—	416	207	285	121	137
Loans securitized	1,450	1,450	1,082	1,362	1,450	1,450	1,035	1,240	1,165	1,329	1,313

Total Average Managed Credit Card Loans	$2,884	$2,693	$2,623	$2,479	$2,408	$2,342	$2,371	$2,366	$2,376	$2,734	$2,374

End of period balances:
Loans held in portfolio	$1,496	$1,275	$1,131	$1,185	$989	$900	$859	$1,032	$859
Loans held for securitization	—	—	—	425	—	—	—	425	—
Loans securitized	1,450	1,450	1,450	1,025	1,450	1,450	1,450	1,026	1,450

Total Managed Credit Card Loans	$2,946	$2,725	$2,581	$2,635	$2,439	$2,350	$2,309	$2,483	$2,309

AUTOMOBILE LOANS(2)

Managed Automobile Loans(3):

Average balances:
Loans held in portfolio	$107	$135	$167	$267	$252	$264	$316	$1,145	$2,679	$136	$277
Loans held for securitization	—	—	—	—	—	—	—	710	—	—	—
Loans securitized	922	1,111	1,327	1,547	1,801	2,142	2,465	1,257	624	1,119	2,134

Total Average Managed Automobile Loans	$1,029	$1,246	$1,494	$1,814	$2,053	$2,406	$2,781	$3,112	$3,303	$1,255	$2,411

End of period balances:
Loans held in portfolio	$90	$117	$150	$185	$228	$232	$271	$352	$2,650
Loans securitized	839	1,014	1,217	1,439	1,668	1,987	2,299	2,602	576

Total Managed Automobile Loans	$929	$1,131	$1,367	$1,624	$1,896	$2,219	$2,570	$2,954	$3,226

(1)	In March 2007, March 2006, and August 2005, the Corporation sold through securitization $425 million, $425 million, and $600 million of credit card receivables, respectively.

(2)	In December 2005, the Corporation sold through securitization $2.2 billion of indirect prime automobile loans.

(3)	Represents managed portfolio of indirect prime automobile loans. This portfolio is in run-off.

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

AVERAGE BALANCES

Assets
Earning Assets:
Loans(1):
Commercial*	$28,695	$28,055	$27,042	$26,360	$26,062	$25,349	$24,030	$23,997	$24,229	$27,937	$25,154
Commercial leases*	4,235	4,061	3,981	3,781	3,532	3,428	3,522	3,477	3,215	4,093	3,494
Commercial construction*	8,225	7,854	7,611	6,943	6,510	6,064	5,611	5,047	4,432	7,899	6,065
Commercial real estate	13,933	13,145	13,150	12,167	12,177	12,242	12,108	12,275	12,153	13,412	12,176
Residential real estate*	36,616	33,862	32,235	35,337	37,605	38,341	38,713	41,108	43,366	34,254	38,216
Home equity lines of credit	17,717	16,883	17,078	17,711	18,610	20,549	21,310	21,823	22,160	17,228	20,147
Credit card and other unsecured lines of credit	3,356	3,099	3,387	2,888	2,654	2,528	2,931	2,676	2,684	3,280	2,703
Other consumer	4,305	5,345	5,483	5,362	5,319	6,016	6,032	7,202	7,717	5,041	5,786

Total loans	117,082	112,304	109,967	110,549	112,469	114,517	114,257	117,605	119,956	113,144	113,741
Securities available for sale, at cost:
Taxable	7,447	6,734	7,257	7,313	7,351	7,260	7,153	7,060	6,838	7,147	7,256
Tax-exempt	388	409	447	493	523	542	566	597	612	414	543

Total securities available for sale	7,835	7,143	7,704	7,806	7,874	7,802	7,719	7,657	7,450	7,561	7,799
Federal funds sold, security resale agreements, and other investments	3,332	2,897	3,872	3,133	2,783	2,808	2,483	2,346	2,253	3,365	2,692

Total earning assets	128,249	122,344	121,543	121,488	123,126	125,127	124,459	127,608	129,659	124,070	124,232
Allowance for loan losses	(1,142)	(1,107)	(1,154)	(941)	(988)	(1,009)	(1,092)	(1,097)	(1,123)	(1,134)	(1,029)
Fair value (depreciation) appreciation of securities available for sale	(73)	(34)	(11)	(4)	(120)	(120)	(28)	(8)	74	(40)	(90)
Nonearning assets	18,061	17,384	17,432	16,350	16,416	16,021	16,057	16,480	16,357	17,628	16,167

Total Assets	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$140,524	$139,280

Liabilities and Stockholders’ Equity
Interest bearing liabilities:
NOW and money market accounts	$35,099	$33,675	$32,582	$29,538	$28,810	$28,872	$28,367	$28,160	$28,233	$33,795	$28,685
Savings accounts	2,457	2,345	2,433	1,834	1,903	2,042	2,106	2,189	2,303	2,412	2,016
Consumer time deposits	27,238	25,069	24,476	22,650	21,966	21,463	20,740	20,059	19,220	25,604	21,395
Other deposits	3,409	3,383	3,923	4,471	5,210	5,855	6,539	6,958	7,019	3,569	5,863
Foreign deposits	8,609	8,677	7,602	9,334	8,878	7,518	8,469	8,900	9,278	8,300	8,289
Federal funds borrowed	1,984	2,508	1,237	3,675	3,286	1,746	2,823	4,675	4,506	1,912	2,620
Security repurchase agreements	4,192	4,058	3,835	3,614	3,590	3,364	3,375	3,476	3,470	4,029	3,444
Borrowed funds	2,593	2,867	1,240	1,937	1,925	2,768	2,180	2,865	2,123	2,238	2,290
Long-term debt	26,306	23,111	25,164	25,886	29,432	33,087	31,719	31,787	33,171	24,866	31,404

Total interest bearing liabilities	111,887	105,693	102,492	102,939	105,000	106,715	106,318	109,069	109,323	106,725	106,006
Noninterest bearing deposits	16,690	16,875	16,831	16,695	16,740	17,057	16,766	17,752	18,706	16,798	16,854
Accrued interest and other liabilities	3,882	3,788	4,089	3,871	4,007	3,682	3,844	3,613	3,958	3,919	3,846

Total Liabilities	132,459	126,356	123,412	123,505	125,747	127,454	126,928	130,434	131,987	127,442	126,706
Total Stockholders’ Equity	12,636	12,231	14,398	13,388	12,687	12,565	12,468	12,549	12,980	13,082	12,574

Total Liabilities and Stockholders’ Equity	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$140,524	$139,280

Memo:
Interest bearing core deposits	$64,794	$61,089	$59,491	$54,022	$52,679	$52,377	$51,213	$50,408	$49,756	$61,811	$52,096
Interest bearing total deposits	76,812	73,149	71,016	67,827	66,767	65,750	66,221	66,266	66,053	73,680	66,248
Borrowed funding and long-term debt	35,075	32,544	31,476	35,112	38,233	40,965	40,097	42,803	43,270	33,045	39,758

(1)	Includes loans held for sale or securitization

*	Reclassified per the note on page 2.

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

INTEREST

Assets
Earning Assets:
Loans(1):
Commercial*	$552	$534	$513	$516	$515	$474	$422	$401	$371	$1,599	$1,411
Commercial leases*	72	69	69	61	57	55	58	53	49	210	170
Commercial construction*	161	154	140	138	131	118	103	90	72	455	352
Commercial real estate	251	236	237	229	224	218	209	210	197	724	651
Residential real estate*	654	620	576	649	692	687	671	697	703	1,850	2,050
Home equity lines of credit	343	332	336	349	363	373	370	345	323	1,011	1,106
Credit card and other unsecured lines of credit	96	86	96	81	75	69	83	72	70	278	227
Other consumer	78	88	94	89	90	100	99	115	123	260	289

Total loans	2,207	2,119	2,061	2,112	2,147	2,094	2,015	1,983	1,908	6,387	6,256
Securities available for sale, at cost:
Taxable	99	87	97	101	99	97	92	88	84	283	288
Tax-exempt	6	8	8	8	9	10	10	10	11	22	29

Total securities available for sale	105	95	105	109	108	107	102	98	95	305	317
Federal funds sold, security resale agreements, and other investments	48	41	52	49	43	42	36	32	31	141	121

Total earning assets	$2,360	$2,255	$2,218	$2,270	$2,298	$2,243	$2,153	$2,113	$2,034	$6,833	$6,694

Liabilities
Interest bearing liabilities:
NOW and money market accounts	$286	$265	$249	$221	$211	$194	$172	$151	$132	$800	$577
Savings accounts	8	8	8	2	3	3	3	2	3	24	9
Consumer time deposits	337	302	287	265	245	224	202	190	169	926	671
Other deposits	46	45	51	60	68	74	74	70	62	142	216
Foreign deposits	107	108	91	115	112	86	86	80	75	306	284
Federal funds borrowed	27	33	16	50	44	22	31	47	40	76	97
Security repurchase agreements	46	45	41	40	38	32	28	26	22	132	98
Borrowed funds	34	36	16	25	23	32	23	28	19	86	78
Long-term debt	367	317	341	359	404	409	350	327	305	1,025	1,163

Total interest bearing liabilities	$1,258	$1,159	$1,100	$1,137	$1,148	$1,076	$969	$921	$827	$3,517	$3,193

Tax-Equivalent Net Interest Income	$1,102	$1,096	$1,118	$1,133	$1,150	$1,167	$1,184	$1,192	$1,207	$3,316	$3,501

Memo:
Interest bearing core deposits	$631	$575	$544	$488	$459	$421	$377	$343	$304	$1,750	$1,257
Interest bearing total deposits	784	728	686	663	639	581	537	493	441	2,198	1,757
Borrowed funding and long-term debt	474	431	414	474	509	495	432	428	386	1,319	1,436
Amortization of fair value adjustments included above(2):
Loans	$(16)	$(15)	$(14)	$(7)	$(4)	$(5)	$(3)	$(4)	$(7)	$(45)	$(12)
Deposits	1	1	1	—	1	1	(2)	(5)	(9)	3	—
Long-term debt	(4)	(4)	(4)	(5)	(6)	(6)	(6)	(7)	(8)	(12)	(18)

(1)	Includes loans held for sale or securitization

(2)	Fair value adjustments recognized under the purchase method of accounting in connection with acquisitions

*	Reclassified per the note on page 2.

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

RATES

Assets
Earning Assets:
Loans(1):
Commercial*	7.63%	7.63%	7.70%	7.77%	7.82%	7.50%	7.13%	6.63%	6.06%	7.65%	7.50%
Commercial leases*	6.82	6.82	6.94	6.47	6.50	6.43	6.57	6.15	6.12	6.86	6.50
Commercial construction*	7.74	7.86	7.47	7.88	8.00	7.78	7.43	7.07	6.51	7.69	7.75
Commercial real estate	7.15	7.19	7.31	7.44	7.31	7.13	7.02	6.80	6.42	7.22	7.15
Residential real estate*	7.13	7.32	7.17	7.34	7.35	7.17	6.95	6.78	6.49	7.21	7.16
Home equity lines of credit	7.74	7.86	7.87	7.87	7.82	7.26	6.94	6.33	5.83	7.82	7.32
Credit card and other unsecured lines of credit	11.34	11.13	11.47	11.12	11.24	10.95	11.44	10.48	10.43	11.32	11.22
Other consumer	7.18	6.64	6.91	6.56	6.70	6.68	6.66	6.34	6.34	6.89	6.68

Total loans	7.50	7.56	7.55	7.61	7.61	7.32	7.10	6.72	6.34	7.54	7.34
Securities available for sale, at cost:
Taxable	5.29	5.16	5.39	5.53	5.37	5.37	5.12	4.96	4.92	5.28	5.29
Tax-exempt	6.78	7.77	7.03	7.03	6.98	7.07	7.20	7.19	7.18	7.20	7.09

Total securities available for sale	5.37	5.31	5.48	5.62	5.48	5.49	5.27	5.14	5.10	5.39	5.41
Federal funds sold, security resale agreements, and other investments	5.70	5.75	5.41	6.20	6.00	6.05	5.92	5.40	5.39	5.61	5.99

Total earning assets	7.33	7.38	7.36	7.44	7.43	7.18	6.96	6.60	6.25	7.35	7.19

Liabilities
Interest bearing liabilities:
NOW and money market accounts	3.23	3.16	3.09	2.97	2.89	2.70	2.46	2.13	1.85	3.16	2.69
Savings accounts	1.26	1.36	1.34	.65	.64	.57	.49	.49	.47	1.32	.57
Consumer time deposits	4.91	4.83	4.76	4.65	4.43	4.19	3.95	3.75	3.49	4.84	4.19
Other deposits	5.36	5.26	5.31	5.30	5.19	5.02	4.62	4.01	3.48	5.31	4.93
Foreign deposits	4.92	5.01	4.84	4.86	5.00	4.61	4.12	3.58	3.19	4.93	4.59
Federal funds borrowed	5.24	5.31	5.32	5.31	5.33	5.02	4.49	4.03	3.53	5.29	4.96
Security repurchase agreements	4.37	4.38	4.35	4.33	4.25	3.83	3.36	2.90	2.48	4.37	3.83
Borrowed funds	5.15	5.04	5.30	5.14	4.82	4.62	4.19	3.86	3.56	5.13	4.54
Long-term debt	5.57	5.51	5.47	5.52	5.45	4.95	4.46	4.08	3.67	5.52	4.95

Total interest bearing liabilities	4.46	4.40	4.35	4.39	4.34	4.04	3.69	3.35	3.00	4.40	4.03

Net Interest Spread	2.87	2.98	3.01	3.05	3.09	3.14	3.27	3.25	3.25	2.95	3.16
Contribution of noninterest bearing sources of funds	.56	.61	.68	.68	.64	.59	.54	.49	.47	.62	.60

Net Interest Margin	3.43%	3.59%	3.69%	3.73%	3.73%	3.73%	3.81%	3.74%	3.72%	3.57%	3.76%

Memo:
Interest bearing core deposits	3.86%	3.77%	3.71%	3.60%	3.45%	3.23%	2.98%	2.70%	2.42%	3.78%	3.22%
Interest bearing total deposits	4.05	3.99	3.92	3.88	3.79	3.55	3.29	2.96	2.64	3.99	3.55
Borrowed funding and long-term debt	5.38	5.31	5.32	5.36	5.30	4.84	4.36	3.96	3.55	5.34	4.83

(1)	Includes loans held for sale or securitization

*	Reclassified per the note on page 2.

Unaudited
National City Corporation
STOCKHOLDER DATA
($ in millions, except per share data)

																			Nine Months Ended
	2007						2006								2005				September 30,
	3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2007	2006

Per common share:
Basic net (loss) income (1)	$(.03)		$.60		$.50		$1.37		$.87		$.77		$.75		$.65		$.75		$1.08	$2.39
Diluted net (loss) income	(.03)		.60		.50		1.36		.86		.77		.74		.64		.74		1.07	2.36
Trailing four quarters basic net income	2.44		3.34		3.51		3.76		3.04		2.92		3.13		3.13		3.96
Trailing four quarters diluted net income	2.43		3.32		3.49		3.73		3.01		2.89		3.09		3.09		3.91
Dividends declared	.41		.39		.39		.39		.39		.37		.37		.37		.37		1.19	1.13
Dividends paid	.41		.39		.39		.39		.39		.37		.37		.37		.37		1.19	1.13
Dividend payout ratio(2)	—		65.00%		78.00%		28.68%		45.35%		48.05%		50.00%		57.81%		50.00%		111.21%	47.88%
Dividend yield (annualized)(3)	6.54		4.68		4.19		4.27		4.26		4.09		4.24		4.41		4.43
P/E ratio(4)	10.33	x	10.04	x	10.67	x	9.80	x	12.16	x	12.52	x	11.29	x	10.86	x	8.55	x

Common dividends declared	$235.0		$232.0		$254.2		$236.4		$238.0		$227.5		$229.8		$232.6		$236.9		$721.2	$695.3
Preferred dividends declared	.5		.4		.4		.4		.4		.4		.4		.4		.4		1.3	1.2

Common dividends paid	235.0		232.0		254.2		236.4		238.0		227.5		229.8		232.6		236.9		721.2	695.3
Preferred dividends paid	.5		.4		.4		.4		.4		.4		.4		.4		.4		1.3	1.2

Shares outstanding(5):
Average basic	588,134		572,730		631,711		611,908		603,849		609,657		611,911		618,227		635,858		597,365	608,443
Average diluted	592,596		580,386		640,534		620,745		612,064		618,230		619,697		625,359		644,688		604,330	616,636
Ending common	633,345		566,285		595,485		632,382		601,875		605,054		609,991		615,048		628,893

Common stock price:
High	$34.30		$38.32		$38.94		$37.47		$37.42		$38.04		$36.25		$35.04		$37.85		$38.94	$38.04
Low	24.88		33.08		34.82		35.29		34.50		34.38		33.26		29.75		33.37		24.88	33.26
Close	25.09		33.32		37.25		36.56		36.60		36.19		34.90		33.57		33.44
Book value per common share	$21.86		$21.45		$22.12		$23.06		$21.44		$20.84		$20.69		$20.51		$20.54
Tangible book value per common share	12.38		13.02		14.05		16.73		15.63		15.04		15.02		14.85		14.97
Other comprehensive income per share	(.09)		(.27)		(.09)		(.11)		(.02)		(.20)		(.08)		.02		.06

Market to book value	114.8%		155.3%		168.4%		158.5%		170.7%		173.7%		168.7%		163.7%		162.8%

Market capitalization of common stock	$15,891		$18,869		$22,182		$23,120		$22,029		$21,897		$21,289		$20,647		$21,030

(1)	The sum of the quarterly earnings per share may not equal the year-to-date earnings per share due to rounding

(2)	Dividend declared divided by diluted net income per common share

(3)	Dividend declared (annualized) divided by quarter-end stock price

(4)	Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(5)	In thousands
INTEREST RATE RISK MEASURES

	2007			2006				2005
	3rd Qtr(1)	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

MARKET VALUE OF EQUITY(MVE)(2)
Duration of Equity(DOE)(3):
Current Yield Curve	+2.0%	+1.2%	+1.2%	+0.8%	+1.0%	+1.4%	+1.3%	+0.7%	+0.7%
+150 basis points Shock vs. Current Yield Curve(4)	+3.1%	+2.2%	+2.3%	+1.2%	+1.6%	+2.2%	+2.0%	+1.6%	+1.6%
-150 basis points Shock vs. Current Yield Curve(5)	+1.2%	+1.0%	+0.8%	+0.6%	+0.2%	+0.0%	+0.0%	-0.6%	-0.7%

(1)	Based on positions at August 31, 2007 and market values at September 21, 2007.

(2)	The Market Value of Equity (MVE) is defined as the discounted present value of net cash flows from all assets, liabilities, and off-balance sheet arrangements, other than MSRs and associated hedges. MVE analysis is performed as of a single point in time and does not include estimates of future business volumes or intangible assets.

(3)	Duration of Equity (DOE) represents the estimated percentage change in MVE for a 1% instantaneous parallel shift in the yield curve. A positive DOE indicates that MVE would increase as rates fall, or decrease as rates rise. A negative DOE indicates that MVE would increase as rates rise, or decrease as rates fall.

(4)	Asset Liability Committee’s (ALCO) policy limit is +4.0%.

(5)	ALCO’s policy limit is -1.0%.

Unaudited
National City Corporation
CAPITALIZATION (Period End)
(In millions, except per share data)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

LONG-TERM DEBT AND BORROWED FUNDS
Long-Term Debt:
Holding company debt:
Senior notes	$1,774	$1,833	$1,847	$1,242	$1,240	$1,210	$1,227	$1,241	$1,250
Subordinated debt	1,055	1,030	1,063	1,067	1,070	1,020	1,056	1,089	1,106
Junior subordinated debentures owed to unconsolidated subsidiary trusts	1,881	1,273	850	949	342	344	343	474	594

Total holding company debt	4,710	4,136	3,760	3,258	2,652	2,574	2,626	2,804	2,950
Subsidiary debt:
Subordinated debt	3,423	3,369	2,482	2,477	1,986	1,917	1,964	2,011	2,034
Senior bank notes	14,232	13,615	15,977	18,580	20,126	25,275	25,206	22,088	22,997
FHLB advances	5,900	1,996	2,048	1,999	1,887	2,721	3,812	3,920	4,774
Repurchase agreements	320	—	—	—	—	—	—	—	—
Secured debt financings	47	63	43	31	27	25	29	131	147
Other	8	9	9	11	12	13	12	16	16

Total subsidiary debt	23,930	19,052	20,559	23,098	24,038	29,951	31,023	28,166	29,968

Total Long-Term Debt	$28,640	$23,188	$24,319	$26,356	$26,690	$32,525	$33,649	$30,970	$32,918

Borrowed Funds:
U.S. Treasury demand notes	$340	$258	$54	$434	$2,430	$1,325	$76	$1,754	$2,734
Short-term senior bank notes	86	—	—	—	60	46	98	137	79
Short-term FHLB advances	514	1,000	1	—	—	—	—	150	1,150
Commercial paper and other	1,566	1,412	1,803	1,215	1,467	1,780	2,287	1,477	1,490

Total Borrowed Funds	$2,506	$2,670	$1,858	$1,649	$3,957	$3,151	$2,461	$3,518	$5,453

STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$13,843	$12,147	$13,170	$14,581	$12,902	$12,610	$12,623	$12,613	$12,920
Accumulated Other Comprehensive Income, Net of Tax:
SFAS 115 unrealized (loss) gain, net	($11)	($73)	—	$4	($9)	($124)	($57)	($4)	$22
SFAS 133 unrealized gain (loss), net	28	(8)	$15	(4)	(2)	—	8	16	18
SFAS 158 unrecognized (loss), net	(71)	(72)	(71)	(71)	—	—	—	—	—

Total Accumulated Other Comprehensive Income, Net of Tax	($54)	($153)	($56)	($71)	($11)	($124)	($49)	$12	$40

RISK-BASED CAPITAL
Tier 1 capital	$9,672	$8,721	$9,196	$11,535	$9,603	$9,392	$9,396	$9,517	$9,913
Total risk-based capital	14,802	13,667	13,164	15,705	13,215	13,103	13,121	13,500	13,914
Risk-weighted assets	142,684	132,957	129,978	129,190	128,297	128,512	127,273	128,108	129,095
Tier 1 capital ratio	6.78%	6.56%	7.08%	8.93%	7.48%	7.31%	7.38%	7.43%	7.68%
Total risk-based capital ratio	10.37	10.28	10.13	12.16	10.30	10.20	10.31	10.54	10.78
Leverage ratio	6.96	6.53	6.92	8.56	7.13	6.89	6.92	6.83	7.03

COMMON STOCK ROLLFORWARD
Beginning balance	566.3	595.5	632.4	601.9	605.1	610.0	615.0	628.9	636.7	632.4	615.0
Shares issued under stock award plans	1.8	.8	5.8	2.0	1.4	3.6	3.1	1.0	2.5	8.4	8.1
Shares issued for acquisitions	66.6	—	13.7	29.5	—	—	—	—	—	80.3	—
Shares issued for PRIDES conversions	—	—	—	—	—	—	—	—	.4	—	—
Shares repurchased under repurchase authorizations(1)	(1.0)	(29.9)	(55.2)	(.6)	(4.3)	(7.7)	(7.5)	(14.7)	(10.2)	(86.1)	(19.5)
Shares exchanged for stock award plans	(.4)	(.1)	(1.2)	(.4)	(.3)	(.8)	(.6)	(.2)	(.6)	(1.7)	(1.7)
Other	—	—	—	—	—	—	—	—	.1	—	—

Ending Balance	633.3	566.3	595.5	632.4	601.9	605.1	610.0	615.0	628.9	633.3	601.9

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased(1)	1.0	29.9	55.2	.6	4.3	7.7	7.5	14.7	10.2	86.1	19.5
Average price per share of repurchased common shares	$25.77	$36.47	$38.30	$37.02	$36.27	$36.12	$34.10	$32.69	$35.31	$37.52	$35.38
Total cost	$25.8	$1,089.4	$2,113.7	$22.7	$155.8	$279.3	$256.1	$479.9	$358.6	$3,228.9	$691.2
Common shares remaining under authorization(2)	37.7	38.7	28.6	43.5	14.1	18.4	26.1	33.6	8.3

SELECTED RATIOS AND OTHER
Long-term debt to equity	206.89%	190.90%	184.65%	180.75%	206.87%	257.94%	266.57%	245.54%	254.77%
Long-term debt to total capitalization	67.42	65.62	64.87	64.38	67.41	72.06	72.72	71.06	71.81
Equity to assets	8.98	8.64	9.51	10.40	9.34	8.91	9.00	8.86	8.80
Tangible common equity to assets(3)	5.29	5.43	6.26	7.77	6.99	6.60	6.70	6.57	6.57

(1)	The first quarter of 2007 includes 40.3 million shares repurchased under the “modified Dutch auction” tender offer.

(2)	In April 2007, National City’s Board of Directors authorized the repurchase of an additional 40 million shares of issued and outstanding common stock.

(3)	Excludes goodwill and other intangible assets.

Unaudited
National City Corporation
NONINTEREST INCOME
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

Loan sale revenue	$(74)	$110	$75	$122	$215	$285	$144	$193	$158	$111	$644
Loan servicing revenue	159	96	32	52	104	(21)	(44)	32	65	287	39
Deposit service charges	229	223	204	212	214	203	189	201	198	656	606
Insurance revenue	29	35	34	31	33	33	32	32	25	98	98
Trust and investment management fees	79	84	74	74	74	80	73	72	73	237	227
Card-related fees	31	29	32	28	27	25	29	27	30	92	81
Other service fees	34	33	35	36	34	36	33	32	34	102	103
Brokerage revenue	41	54	40	59	35	30	34	41	35	135	99
Leasing revenue	41	46	55	53	54	61	60	58	66	142	175
Derivative (losses) gains, net(1)	(5)	(7)	(23)	(13)	23	(11)	(6)	20	(1)	(35)	6
Principal investment gains (losses), net	24	20	10	30	30	24	34	24	14	54	88
Gain on divestitures	—	—	—	984	—	—	—	—	16	—	—
Securities (losses) gains, net	—	(1)	27	(13)	—	1	12	9	(1)	26	13
All other	36	42	26	47	34	38	66	36	35	104	138

Total Noninterest Income	$624	$764	$621	$1,702	$877	$784	$656	$777	$747	$2,009	$2,317

Memo:
Operating lease intangible amortization(2)	—	—	—	—	—	$(1)	$(2)	$(4)	$(5)	—	$(3)

(1)	Ineffective hedge and other derivative gains and losses related to loan sale and servicing activities are included in loan sale and loan servicing revenue

(2)	Represents amortization of operating lease intangible asset recognized in connection with the acquisition of Provident, included in leasing revenue
NONINTEREST EXPENSE
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

Salaries, benefits, and other personnel	$642	$642	$633	$678	$649	$636	$641	$660	$654	$1,917	$1,926
Equipment	76	85	83	94	74	79	79	80	71	244	232
Net occupancy	77	76	78	78	73	74	73	72	71	231	220
Third-party services	81	89	86	95	87	91	79	96	81	256	257
Insurance expense	19	23	25	27	28	30	27	25	12	67	85
Telecommunications	18	19	18	19	18	20	18	20	21	55	56
Marketing and public relations	41	45	33	46	36	38	28	66	32	119	102
Leasing expense	28	33	34	42	38	42	43	45	25	95	123
Postage	19	19	22	18	21	19	22	18	22	60	62
Travel and entertainment	18	21	18	21	18	20	18	22	20	57	56
Supplies	15	14	19	14	16	15	15	14	14	48	46
State and local taxes	19	23	20	(9)	20	23	17	8	20	62	60
Intangible asset amortization	20	19	17	13	13	10	11	11	11	56	34
Impairment, fraud, and other losses, net	265	16	21	3	22	13	19	52	19	302	54
All other	65	64	64	71	71	64	59	78	83	193	194

Total Noninterest Expense	$1,403	$1,188	$1,171	$1,210	$1,184	$1,174	$1,149	$1,267	$1,156	$3,762	$3,507

Memo:
Acquisition integration costs	$13	$20	$16	$7	$3	$2	—	$5	$9	$49	$5

Unaudited
National City Corporation
DEPOSIT SERVICE CHARGES
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

Personal Accounts:
DDA and NOW deposit fees	$7	$8	$8	$9	$8	$9	$8	$9	$9	$23	$25
Savings and time deposit fees	3	3	3	2	3	3	3	3	3	9	9
Overdraft and NSF fees	111	108	93	99	103	94	81	89	92	312	278
Debit card interchange fees	36	34	32	31	31	29	30	29	28	102	90

Total personal account fees	157	153	136	141	145	135	122	130	132	446	402

Business accounts:
Deposit fees	5	5	5	6	5	6	5	5	7	15	16
Overdraft and NSF fees	15	14	13	12	14	13	12	12	14	42	39
Debit card interchange fees	6	5	4	4	4	5	3	4	3	15	12
Cash management fees	42	42	41	40	42	40	41	39	41	125	123

Total Business account fees	68	66	63	62	65	64	61	60	65	197	190

Other deposit service charges	4	4	5	9	4	4	6	11	1	13	14

Total Deposit Service Charges	$229	$223	$204	$212	$214	$203	$189	$201	$198	$656	$606

CARD-RELATED FEES
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

Credit card:
Credit limit exceed and stop payment fees	$4	$3	$3	$3	$3	$3	$3	$2	$4	$10	$9
Cash advance fees	3	3	2	3	2	1	2	1	1	8	5
Interchange fees	24	23	23	21	19	19	20	20	20	70	58
Reward programs and incentives	(12)	(12)	(10)	(11)	(11)	(10)	(9)	(10)	(8)	(34)	(30)
Debt cancellation and other fees	(2)	(2)	(1)	(2)	(2)	(2)	(1)	(3)	(1)	(5)	(5)

Total credit card fees	17	15	17	14	11	11	15	10	16	49	37

Other:
Personal and business lines of credit fees	1	—	1	1	1	1	1	1	1	2	3
Home equity lines of credit	2	3	2	3	3	3	3	5	3	7	9
ATM fees	11	11	12	10	12	10	10	11	10	34	32

Total other card-related fees	14	14	15	14	16	14	14	17	14	43	44

Total Card-Related Fees	$31	$29	$32	$28	$27	$25	$29	$27	$30	$92	$81

Unaudited
National City Corporation
SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

Salaries and wages	$366	$354	$350	$363	$355	$354	$352	$354	$361	$1,070	$1,061
Incentive compensation	165	190	159	218	218	204	171	201	229	514	593
Deferred personnel costs	(76)	(88)	(75)	(104)	(105)	(104)	(90)	(121)	(124)	(239)	(299)
Stock-based compensation	15	22	23	19	16	17	16	15	12	60	49
Payroll taxes	35	36	49	34	35	39	53	31	36	120	127
Contract labor	41	35	32	56	38	43	35	67	51	108	116
Medical and other benefits	49	46	47	38	43	46	48	38	45	142	137
Retirement plans	22	24	31	18	21	22	28	16	20	77	71
Market valuation adjustments on deferred compensation liabilities	(3)	12	4	18	10	(1)	15	6	9	13	24
Severance and other	28	11	13	18	18	16	13	53	15	52	47

Total Salaries, Benefits, and Other Personnel Expense	$642	$642	$633	$678	$649	$636	$641	$660	$654	$1,917	$1,926

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	2007			2006				2005
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

Line of business staff:
Retail Banking	15,043	13,640	13,416	12,843	12,389	12,407	12,142	11,998	12,399
Commercial Banking — Regional	1,424	1,344	1,362	1,292	1,305	1,312	1,343	1,388	1,418
Commercial Banking — National	1,125	1,108	1,114	1,103	1,094	1,060	1,060	1,057	1,036
Mortgage Banking	7,207	7,604	7,377	7,294	7,245	7,527	7,759	8,176	8,345
Asset Management	1,568	1,528	1,532	1,513	1,489	1,521	1,523	1,509	1,521

Corporate support staff(2)(3)	7,657	7,221	7,510	7,225	10,099	10,124	10,021	10,142	10,414

Total Employees	34,024	32,445	32,311	31,270	33,621	33,951	33,848	34,270	35,133

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

(3)	Periods prior to December 2006 include full-time equivalent employees associated with the First Franklin and National City Home Loan Services business units which were sold in December 2006.
MORTGAGE BANKING
FULL-TIME EQUIVALENT EMPLOYEES(1)

	2007			2006				2005
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

National City Mortgage(NCM):
Loan origination — commission	2,674	2,675	2,646	2,548	2,566	2,590	2,577	2,565	2,650
Loan origination — non-commission	2,677	2,785	2,600	2,542	2,444	2,605	2,664	2,903	2,985

Total loan origination	5,351	5,460	5,246	5,090	5,010	5,195	5,241	5,468	5,635
Loan servicing	645	686	708	738	752	785	812	842	848
Indirect production	730	791	792	810	815	830	880	998	983
Corporate overhead and other	276	215	214	252	260	278	372	365	365

Total NCM FTEs	7,002	7,152	6,960	6,890	6,837	7,088	7,305	7,673	7,831
National Home Equity FTEs	205	452	417	404	408	439	454	503	514

Total Mortgage Banking FTEs	7,207	7,604	7,377	7,294	7,245	7,527	7,759	8,176	8,345

(1)	Represents period-end, active, full-time equivalent employees.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

LOAN LOSS ALLOWANCE
Beginning loan loss allowance	$1,136	$1,104	$1,131	$932	$989	$1,001	$1,094	$1,108	$1,125	$1,131	$1,094
Provision for loan losses	368	145	122	325	70	62	32	136	68	635	164
Charge-offs:
Commercial*	17	14	12	37	31	11	14	38	12	43	56
Commercial leases*	8	16	22	3	6	17	31	21	15	46	54
Commercial construction*	10	5	5	13	2	3	—	1	2	20	5
Commercial real estate	7	3	3	6	2	5	7	8	11	13	14
Residential real estate*	71	55	68	47	81	46	46	36	26	194	173
Home equity lines of credit	34	20	23	23	20	15	21	17	10	77	56
Credit card and other unsecured lines of credit	29	28	35	26	20	20	28	39	33	92	68
Other consumer	13	13	14	15	12	11	26	30	24	40	49

Total charge-offs	189	154	182	170	174	128	173	190	133	525	475

Recoveries:
Commercial*	6	5	5	9	8	7	12	17	11	16	27
Commercial leases*	3	6	6	4	7	3	4	3	9	15	14
Commercial construction*	—	—	—	1	—	—	—	3	—	—	—
Commercial real estate	4	4	1	3	2	1	2	3	2	9	5
Residential real estate*	20	22	5	13	23	19	12	13	13	47	54
Home equity lines of credit	7	8	6	4	5	5	4	2	2	21	14
Credit card and other unsecured lines of credit	3	4	5	3	3	4	6	3	3	12	13
Other consumer	5	7	7	5	9	13	12	8	10	19	34

Total recoveries	48	56	35	42	57	52	52	52	50	139	161

Net charge-offs	141	98	147	128	117	76	121	138	83	386	314
Other(1)	10	(15)	(2)	2	(10)	2	(4)	(12)	(2)	(7)	(12)

Ending loan loss allowance	$1,373	$1,136	$1,104	$1,131	$932	$989	$1,001	$1,094	$1,108	$1,373	$932

Memo:
Net charge-offs on:
Securitized credit cards	$15	$14	$11	$13	$15	$14	$7	$24	$14	$40	$36
Managed credit cards	29	26	31	27	24	24	20	48	34	86	68
Securitized automobile loans	3	2	4	5	4	3	4	3	3	9	11
Managed automobile loans(2)	3	2	3	4	4	1	8	13	10	8	13

NET CHARGE-OFFS AS A % OF AVERAGE PORTFOLIO LOANS (annualized)
Commercial*	.17%	.12%	.11%	.40%	.37%	.08%	.02%	.34%	.01%	.13%	.16%
Commercial leases*	.49	.94	1.63	.03	(.18)	1.62	3.16	2.05	.74	1.00	1.51
Commercial construction*	.50	.25	.28	.72	.10	.26	(.05)	(.14)	.16	.35	.08
Commercial real estate	.08	(.06)	.07	.15	(.02)	.12	.17	.13	.33	.03	.09
Residential real estate*	.76	.55	1.08	.61	.90	.34	.43	.30	.17	.79	.56
Home equity lines of credit	.67	.36	.48	.50	.38	.22	.35	.28	.13	.51	.32
Credit card and other unsecured lines of credit	3.06	3.14	3.99	3.21	2.57	2.62	3.45	5.86	4.82	3.38	2.87
Other consumer	.67	.48	.50	.73	.26	(.15)	.93	1.33	.78	.54	.35

Total Net Charge-offs	.54%	.39%	.61%	.54%	.48%	.30%	.46%	.52%	.30%	.51%	.41%

Memo:
Securitized credit cards	3.94%	4.01%	4.06%	3.96%	4.04%	3.89%	2.66%	7.57%	4.75%	4.00%	3.63%
Managed credit cards	3.91%	3.93%	4.81%	4.32%	4.04%	4.02%	3.45%	7.95%	5.70%	4.20%	3.84%
Securitized automobile loans	1.05%	.90%	1.10%	1.11%	.96%	.64%	.59%	.98%	1.92%	1.02%	.71%
Managed automobile loans(2)	.91%	.72%	.93%	1.04%	.73%	.05%	1.25%	1.65%	1.25%	.86%	.70%

LENDING-RELATED COMMITMENTS ALLOWANCE(3)
Beginning lending-related commitment allowance	$61	$63	$78	$80	$77	$79	$84	$88	$100	$78	$84
Net provision for credit losses	(7)	(2)	(15)	(2)	3	(2)	(5)	(4)	(12)	(24)	(4)

Ending lending-related commitment allowance	$54	$61	$63	$78	$80	$77	$79	$84	$88	$54	$80

Memo:
Total Provision for Credit Losses	$361	$143	$107	$323	$73	$60	$27	$132	$56	$611	$160

(1)	Includes the allowance for loan losses associated with acquisitions, portfolio loans transferred to held for sale, and reinsurance claims paid to third parties.

(2)	Represents managed portfolio of indirect prime automobile loans which are in run off.

(3)	Included in accrued expenses and other liabilities on the consolidated balance sheet.

*	Reclassified per the note on page 2.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2007			2006				2005
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

NONPERFORMING ASSETS
Commercial*	$142	$117	$107	$92	$107	$142	$105	$96	$109
Commercial leases*	10	8	13	32	35	36	60	85	60
Commercial construction*	234	108	119	109	72	45	35	29	32
Commercial real estate	181	138	118	111	97	108	117	114	111
Residential real estate:
National City Mortgage and other*	193	116	111	91	97	98	104	114	119
First Franklin(1)	86	75	68	65	62	60	62	52	51

Total real estate — residential*	279	191	179	156	159	158	166	166	170

Home equity lines of credit	15	—	—	—	—	—	—	—	—
Total nonperforming portfolio loans	861	562	536	500	470	489	483	490	482
Other real estate owned (OREO):
Commercial	4	3	—	1	—	2	2	5	3
Residential real estate:
National City Mortgage and other(2)	130	114	121	109	91	79	78	27	29
First Franklin(1)	179	157	136	116	104	84	69	58	52

Total real estate — residential	309	271	257	225	195	163	147	85	81

Other	11	10	6	3	2	2	2	7	8
Total OREO	324	284	263	229	197	167	151	97	92
Mortgage loans held for sale and other	26	2	2	3	22	11	13	9	11

Total Nonperforming Assets	$1,211	$848	$801	$732	$689	$667	$647	$596	$585

PERCENTAGE OF NONPERFORMING ASSETS BY CATEGORY
Commercial*	12%	13%	13%	14%	16%	21%	17%	16%	18%
Commercial leases*	1	1	2	4	5	5	9	14	10
Commercial construction*	19	13	15	15	10	7	5	5	6
Commercial real estate	15	16	15	15	14	16	18	19	19
Residential real estate:
National City Mortgage and other*	16	14	13	12	14	15	16	19	20
First Franklin(1)	7	9	9	9	9	9	10	9	9

Total real estate — residential*	23	23	22	21	23	24	26	28	29

Home equity lines of credit	1	—	—	—	—	—	—	—	—
Total nonperforming portfolio loans	71	66	67	69	68	73	75	82	82
Other real estate owned (OREO):
Commercial	—	1	—	—	—	—	—	1	1
Residential real estate:
National City Mortgage and other(2)	11	13	15	15	13	12	12	4	5
First Franklin(1)	15	19	17	16	15	12	11	10	9

Total real estate — residential	26	32	32	31	28	24	23	14	14

Other	1	1	1	—	1	1	—	1	1
Total OREO	27	34	33	31	29	25	23	16	16
Mortgage loans held for sale and other	2	—	—	—	3	2	2	2	2

Total Nonperforming Assets	100%	100%	100%	100%	100%	100%	100%	100%	100%

RATIOS
Nonperforming assets to period-end portfolio loans and other nonperforming assets	1.08%	.85%	.80%	.76%	.74%	.66%	.63%	.56%	.54%
Nonperforming assets to period-end total assets	.79	.60	.58	.52	.50	.47	.46	.42	.40
Loan loss allowance to nonperforming portfolio loans	159.42	202.16	206.08	226.13	198.25	202.14	207.14	223.11	230.08
Loan loss allowance to period-end portfolio loans	1.23	1.14	1.11	1.18	1.00	.98	.98	1.03	1.02
Loan loss allowance (period-end) to annualized net charge-offs	245.43	291.06	184.68	223.38	200.10	326.17	204.29	199.42	336.67

(1)	Represents nonconforming mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

(2)	Effective March 31, 2006, a change in regulatory reporting requirements resulted in a reclassification of residential real estate loans in foreclosure, which are insured by GNMA, to Other Real Estate Owned (OREO).

*	Reclassified per the note on page 2.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

CHANGES IN NONPERFORMING PORTFOLIO LOANS
Beginning nonperforming portfolio loans	$562	$536	$500	$470	$489	$483	$490			$500	$490
Additions:
Obtained with acquisitions	46	—	38	5	—	—	—			84	—
Newly classified nonperformers	407	191	164	225	159	153	157			762	469

Total additions	453	191	202	230	159	153	157			846	469

Subtractions:
Return to performing status	(7)	(6)	(14)	(2)	(7)	(8)	(3)			(27)	(18)
Net charge-offs	(22)	(16)	(31)	(38)	(24)	(34)	(31)			(69)	(89)
Payoffs/paydowns	(74)	(82)	(84)	(105)	(97)	(56)	(83)			(240)	(236)
Transferred to loans held for sale	(9)	(24)	(8)	(1)	(6)	(9)	(5)			(41)	(20)
Transferred to OREO	(43)	(38)	(28)	(54)	(45)	(40)	(42)			(109)	(127)

Total subtractions	(155)	(166)	(165)	(200)	(179)	(147)	(164)			(486)	(490)
Other	1	1	(1)	—	1	—	—			1	1

Ending nonperforming portfolio loans	$861	$562	$536	$500	$470	$489	$483			$861	$470

CHANGES IN OREO
Beginning OREO balance	$284	$263	$229	$197	$167	$151	$97	$92	$91	$229	$97
Additions:
Transfers from loan portfolios	181	179	135	158	172	129	111	52	48	495	412
Obtained with acquisitions	9	—	—	—	—	—	—	—	—	9	—
Transfers from property and equipment	1	3	3	2	1	—	—	—	—	7	1

Total additions	191	182	138	160	173	129	111	52	48	511	413
Subtractions:
Transfers to loan portfolios	—	—	—	(1)	(23)	(63)	(1)	(1)	(1)	—	(87)
Sales of OREO (cost basis)	(142)	(159)	(97)	(120)	(115)	(46)	(46)	(43)	(42)	(398)	(207)
Writedowns	(9)	(8)	(8)	(6)	(5)	(4)	(5)	—	—	(25)	(14)

Total subtractions	(151)	(167)	(105)	(127)	(143)	(113)	(52)	(44)	(43)	(423)	(308)
Other	—	6	1	(1)	—	—	(5)	(3)	(4)	7	(5)

Ending OREO balance	$324	$284	$263	$229	$197	$167	$151	$97	$92	$324	$197

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial*	$42	$45	$46	$31	$70	$26	$34	$35	$51
Commercial leases*	—	—	—	—	3	25	1	1	10
Commercial construction*	66	66	30	13	29	1	5	12	16
Commercial real estate	57	38	31	18	16	17	5	9	37
Residential real estate:
National City Mortgage and other*	418	249	170	137	118	108	107	111	115
First Franklin(1)	734	619	644	567	501	407	365	392	309

Total real estate — residential*	1,152	868	814	704	619	515	472	503	424

Home equity lines of credit	55	27	47	37	24	21	20	23	17
Credit card and other unsecured lines of credit	34	28	35	35	24	21	20	20	23
Other consumer	11	9	10	11	11	8	8	17	14
Mortgage loans held for sale and other	43	28	19	89	53	40	29	16	20

Total Loans 90+ Days Past Due	$1,460	$1,109	$1,032	$938	$849	$674	$594	$636	$612

Total Loans 30-89 Days Past Due	$2,750	$2,159	$2,245	$2,127	$2,176	$1,902	$1,608	$1,974	$1,913

(1)	Represents nonconforming mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

*	Reclassified per the note on page 2.

Unaudited
National City Corporation
TEN LARGEST NONPERFORMING ASSETS AS OF SEPTEMBER 30, 2007
($ in millions)

	Amount	As a Percentage of Total
Description	Outstanding	Nonperforming Assets
Residential Land Development & Condominium Conversions	$49	4.0%
Residential Land Development & Single Family Home Construction	30	2.5%
Nonresidential Office Buildings	20	1.7%
Nonresidential Office Buildings & Mixed-Use	19	1.6%
Residential Land Development & Single Family Home Construction	17	1.4%
Commercial Services	16	1.3%
Residential Land Development & Condominium Construction	15	1.2%
Multi-Family Real Estate	15	1.2%
Mortgage Lending	13	1.1%
Residential Land Development & Single Family Home Construction	12	1.0%

	$206	17.0%

Total nonperforming assets	$1,211	100.0%

Nonperforming assets as a percentage of period-end portfolio loans and other nonperforming assets		1.08%
COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF SEPTEMBER 30, 2007
($ in millions)

		Percent to	Average Loan	Largest Loan
Major Industry(1)	Balance	Total	Balance Per Obligor	to a Single Obligor	New Loans
Real estate	$18,622	33%	$1.0	$93	$680
Consumer cyclical	9,748	17%	1.1	80	979
Industrial	7,373	13%	1.4	103	768
Consumer noncyclical	6,562	11%	.6	49	372
Basic materials	4,176	7%	1.8	67	274
Financial	3,762	7%	2.0	104	666
Services	2,082	4%	.4	57	187
Energy and utilities	1,030	2%	1.2	35	89
Technology	697	1%	3.9	46	159
Miscellaneous	3,144	5%	.3	43	230

Total commercial, commercial leases, commercial real estate, and commercial construction	$57,196	100%

(1)	Based on Standard Industrial Classification System codes

Unaudited
National City Corporation
RETAIL BANKING PERFORMANCE MEASURES
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

Average Total Deposits (1)	$67,515	$63,975	$62,153	$56,507	$56,105	$55,905	$54,739	$54,187	$53,562	$64,567	$55,588

DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,314	$3,398	$3,336	$2,950	$3,017	$3,173	$3,203	$3,123	$3,221	$3,349	$3,130
Number of accounts(3)	1,816	1,796	1,782	1,685	1,706	1,701	1,709	1,737	1,765

Interest Bearing Checking
Average total balance	$8,921	$9,017	$8,870	$8,109	$8,046	$8,187	$8,013	$7,929	$7,906	$8,936	$8,082
Number of accounts(3)	1,165	1,175	1,183	1,127	1,101	1,054	999	969	938

Money Market Savings
Average total balance	$16,900	$15,817	$15,054	$13,882	$13,740	$13,762	$13,572	$13,299	$13,535	$15,931	$13,692
Number of accounts(3)	1,293	1,154	1,019	972	937	878	824	779	748

Regular savings
Average total balance	$2,167	$2,027	$2,040	$1,556	$1,659	$1,792	$1,830	$1,895	$2,012	$2,079	$1,760
Number of accounts(3)	517	551	575	534	556	583	607	634	663

Business Deposits:
Average total balance	$9,735	$9,331	$9,100	$8,456	$8,309	$8,156	$8,020	$8,484	$8,246	$9,391	$8,163
Number of accounts(3)	436	441	434	405	402	396	390	387	385

Time Deposits:
Average total balance	$26,309	$24,206	$23,601	$21,438	$21,228	$20,736	$20,018	$19,393	$18,590	$24,715	$20,665
Number of accounts(3)	1,128	1,123	1,110	1,055	1,059	1,042	1,017	1,005	985

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)(4)
Installment loan originations:
Home equity(5)(6)	5,617	6,946	5,716	6,179	7,715	6,878	8,347	5,881	8,171
Other(7)	8,496	8,363	6,021	6,077	6,341	6,010	3,589	2,923	4,331
Home equity(6) and other lines of credit	21,123	22,074	17,123	17,735	18,357	20,030	14,931	17,037	21,603

Total Consumer Loan Originations	35,236	37,383	28,860	29,991	32,413	32,918	26,867	25,841	34,105

BANK BRANCHES
Traditional	1,409	1,324	1,320	1,268	1,218	1,210	1,195	1,185	1,182
In-store	33	33	37	35	35	35	35	35	35

Total Bank Branches	1,442	1,357	1,357	1,303	1,253	1,245	1,230	1,220	1,217

ATMs	2,225	2,101	2,098	2,013	1,960	1,968	1,949	1,935	1,930

Online Banking Customers	2,053,894	1,872,661	1,760,334	1,680,939	1,572,084	1,462,992	1,359,249	1,276,855	1,224,089

SELECTED LOAN METRICS
Student loans (other consumer)(8)
End of period balances	$490	$233	$915	$702	$646	$314	$1,167	$855	$748
Average balances	359	873	901	617	463	1,075	1,118	755	472	$709	$883
Principal balance of loans sold	80	785	83	167	161	1,013	112	199	68	948	1,286
Gain on loan sales	1	15	1	1	1	16	—	1	1	17	17

National City Card Services (NCCS)
Average balances:
Credit cards	$1,361	$1,172	$1,463	$1,080	$897	$845	$1,289	$1,095	$1,192	$1,331	$1,009
Securitized credit cards(9)	1,450	1,450	1,082	1,362	1,450	1,450	1,035	1,240	1,165	1,329	1,313

Total Average Managed NCCS Credit Cards	$2,811	$2,622	$2,545	$2,442	$2,347	$2,295	$2,324	$2,335	$2,357	$2,660	$2,322

(1)	Restated to reflect the reassignment of certain deposits with the Commercial Banking - Regional line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the Mortgage Banking line of business are excluded from these metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Includes amounts associated with the Harbor and Fidelity acquisitions beginning second quarter 2007. Additionally, excludes amounts associated with the MAF acquisition.

(5)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(6)	See additional home equity portfolio statistics on page 31.

(7)	Represents other secured installment loans. Periods prior to 2006 also included automobile, truck, boat, and recreational vehicle loans.

(8)	Includes loans held in portfolio and loans held for sale.

(9)	Securitized credit cards are managed by the Retail Banking business unit. See page 10 for further information on these securitized balances.

Unaudited
National City Corporation
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$64,560	$62,186	$61,369	$60,468	$59,217	$62,669	$65,010	$65,084	$63,288	$61,369	$65,010
Acquisitions	—	—	99	—	—	—	—	—	—	99	—
Estimated change due to market impact	1,425	2,293	915	1,377	2,140	(693)	1,984	974	942	4,633	3,431
Other activity, net	(398)	81	(197)	(476)	(889)	(2,759)	(4,325)	(1,048)	854	(514)	(7,973)

Value at end of period	65,587	64,560	62,186	61,369	60,468	59,217	62,669	65,010	65,084	65,587	60,468

Non-managed assets:
Value at beginning of period	52,886	51,729	50,823	50,910	48,261	48,018	42,750	42,151	42,239	50,823	42,750
Acquisitions	—	—	19	—	—	—	—	—	—	19	—
Estimated change due to market impact	281	1,563	990	1,762	1,722	96	1,226	452	670	2,834	3,044
Other activity, net	(1,890)	(406)	(103)	(1,849)	927	147	4,042	147	(758)	(2,399)	5,116

Value at end of period	51,277	52,886	51,729	50,823	50,910	48,261	48,018	42,750	42,151	51,277	50,910

Total assets at end of period	$116,864	$117,446	$113,915	$112,192	$111,378	$107,478	$110,687	$107,760	$107,235	$116,864	$111,378

Proprietary mutual fund assets (included above)	$13,492	$13,339	$13,247	$12,672	$11,946	$11,848	$12,198	$12,213	$11,900

Assets under administration represented by:

Type of investment:
Money market and other	$31,364	$31,774	$30,769	$30,197	$27,640	$27,579	$22,500	$23,645	$23,528
Equity	60,649	60,843	59,066	57,058	54,545	55,723	59,684	59,268	58,261
Fixed income	24,851	24,829	24,080	24,937	29,193	24,176	28,503	24,847	25,446

Total	$116,864	$117,446	$113,915	$112,192	$111,378	$107,478	$110,687	$107,760	$107,235

Type of business:
Investment management and personal trust	$61,480	$60,942	$58,957	$59,307	$56,582	$54,999	$57,207	$57,657	$56,715
Corporate trust	17,562	18,051	17,319	15,469	16,909	18,196	14,826	11,994	13,200
Retirement plan services	17,270	17,546	17,123	17,146	17,430	14,698	18,540	18,186	17,649
Charitable and endowment	8,280	8,680	8,692	8,825	8,659	8,513	8,758	8,746	8,580
Other	12,272	12,227	11,824	11,445	11,798	11,072	11,356	11,177	11,091

Total	$116,864	$117,446	$113,915	$112,192	$111,378	$107,478	$110,687	$107,760	$107,235

Percentage of assets under administration represented by:

Type of investment:
Money market and other	27%	27%	27%	27%	25%	26%	20%	22%	22%
Equity	52%	52%	52%	51%	49%	52%	54%	55%	54%
Fixed income	21%	21%	21%	22%	26%	22%	26%	23%	24%

Type of business:
Investment management and personal trust	53%	52%	52%	53%	51%	51%	52%	54%	53%
Corporate trust	15%	15%	15%	14%	15%	17%	13%	11%	12%
Retirement plan services	15%	15%	15%	15%	16%	14%	17%	17%	17%
Charitable and endowment	7%	7%	8%	8%	8%	8%	8%	8%	8%
Other	10%	11%	10%	10%	10%	10%	10%	10%	10%

Unaudited
National City Corporation
LOAN SALE AND SERVICING REVENUE
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

LOAN SALE REVENUE BY LOAN TYPE(1)

Commercial real estate	$10	$10	$16	$10	$14	$26	$14	$18	$12	$36	$54
Commercial	(2)	—	—	(1)	1	26	—	—	—	(2)	27
Residential real estate:
National City Mortgage (NCM)	(71)	77	53	81	101	84	59	114	102	59	244
First Franklin(2)	—	—	(23)	(34)	62	113	60	70	41	(23)	235
Home equity installment	(7)	17	17	38	16	10	—	—	—	27	26

Total residential real estate	(78)	94	47	85	179	207	119	184	143	63	505
Other consumer loans:
Home equity lines of credit	(8)	(12)	4	23	17	5	4	18	—	(16)	26
Automobile	—	—	—	—	—	1	3	(29)	—	—	4
Credit card	3	3	7	4	3	4	4	1	2	13	11
Student	1	15	1	1	1	16	—	1	1	17	17

Total Loan Sale Revenue	($74)	$110	$75	$122	$215	$285	$144	$193	$158	$111	$644

SERVICING REVENUE BY LOAN TYPE

Commercial real estate	$3	$3	$4	$2	$3	$3	$2	$1	$4	$10	$8
Residential real estate:
National City Mortgage	114	49	(6)	(19)	56	(88)	(86)	14	33	157	(118)
National City Home Loan Services (First Franklin portfolio)(2)	—	—	—	23	12	16	13	2	7	—	41

Total residential real estate	114	49	(6)	4	68	(72)	(73)	16	40	157	(77)
Other consumer loans	42	44	34	46	33	48	27	15	21	120	108

Total Loan Servicing Revenue, net	$159	$96	$32	$52	$104	($21)	($44)	$32	$65	$287	$39

RESIDENTIAL REAL ESTATE SERVICING REVENUE COMPONENTS:
Net servicing fees	$134	$128	$129	$166	$158	$153	$148	$139	$133	$391	$459
Servicing asset valuation changes due to time decay and payoffs(3)	(84)	(89)	(86)	(102)	(99)	(110)	(93)	(129)	(136)	(259)	(302)
Other servicing asset valuation changes(4)	(89)	315	(55)	(30)	(318)	209	193	221	342	171	84
Gains (losses) on derivatives and securities used to hedge servicing assets	153	(305)	6	(30)	327	(268)	(321)	(215)	(299)	(146)	(262)
Implementation of new prepayment model	—	—	—	—	—	(56)	—	—	—	—	(56)

Total residential real estate servicing revenue, net	$114	$49	($6)	$4	$68	($72)	($73)	$16	$40	$157	($77)

(1)	Excludes gains/losses related to loans held in trading accounts and distressed sales of commercial loans.

(2)	First Franklin and National City Home Loan Services were sold in December 2006.

(3)	On 1/1/06, National City adopted SFAS 156 and elected fair value as the measurement method for MSRs. Prior to 1/1/06, amortization of MSRs are presented in this line.

(4)	Valuation changes are primarily driven by market changes in mortgage interest rates, but also includes changes in other inputs and assumptions used to value MSRs.

Unaudited
National City Corporation
NCM LOAN SALE DATA
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

NCM ORIGINATION AND SALE DATA

PRODUCTION DATA:

Applications (related to loans to be held in portfolio and sold)	$21,185	$24,718	$22,366	$19,051	$17,694	$18,504	$18,302	$16,938	$23,380	$68,269	$54,500

Originations:
Retail	$6,245	$7,755	$6,680	$6,740	$6,860	$7,490	$6,195	$7,425	$9,284	$20,680	$20,545
Wholesale	5,639	6,483	5,153	4,637	3,573	3,939	3,683	4,626	7,334	17,275	11,195
Less: loan originations for portfolio and other units	(880)	(1,248)	(1,085)	(1,217)	(1,166)	(1,239)	(1,137)	(1,283)	(1,538)	(3,213)	(3,542)

Total originations for sale	$11,004	$12,990	$10,748	$10,160	$9,267	$10,190	$8,741	$10,768	$15,080	$34,742	$28,198

Percentage of originations represented by:
Refinances	45%	50%	58%	57%	49%	45%	53%	51%	51%	51%	49%
Government loans	8%	6%	5%	6%	7%	8%	7%	6%	6%	6%	8%
Adjustable-rate loans	19%	21%	26%	30%	36%	36%	35%	32%	26%	22%	36%

Geographic mix of originations (based on $ volume of loans originated for sale):
Current top five states and their percentage to total originations:
California	15%	16%	17%	16%	16%	17%	19%	20%	19%	16%	17%
Illinois	8%	7%	7%	7%	8%	7%	6%	5%	5%	8%	7%
Virginia	7%	7%	9%	8%	9%	10%	9%	9%	9%	8%	9%
Maryland	7%	7%	8%	9%	8%	8%	8%	9%	9%	8%	8%
Texas	5%	5%	5%	5%	—	—	—	5%	5%	5%	—
Florida	—	—	—	—	5%	5%	5%	—	—	—	5%

LOAN SALES:
Loans sold servicing retained	$9,583	$9,727	$8,601	$7,011	$7,410	$7,584	$8,236	$10,789	$13,114	$27,911	$23,230
Loans sold servicing released	455	770	669	1,153	1,010	738	527	608	498	1,894	2,275

Total Loan Sales	$10,038	$10,497	$9,270	$8,164	$8,420	$8,322	$8,763	$11,397	$13,612	$29,805	$25,505

LOAN SALE REVENUE COMPONENTS:
(Loss) gain on sale (1)	($23)	$48	$70	$75	$94	$89	$81	$109	$94	$95	$264
Estimated effect of delayed delivery(2)	(7)	(4)	(6)	(6)	(8)	(12)	(16)	(20)	(25)	(17)	(36)
Hedge results(3)	(83)	3	(14)	(5)	14	3	(13)	10	10	(94)	4
Disallowed valuation adjustments(4)	37	25	(1)	9	(3)	(2)	(1)	(2)	7	61	(6)
Other (5)	5	5	4	8	4	6	8	17	16	14	18

Total Loan Sale Revenue	($71)	$77	$53	$81	$101	$84	$59	$114	$102	$59	$244

(Loss) gain on sale percentage (equals gain on sale/$ volume of loans sold for period)	(.23)%	.46%	.75%	.92%	1.11%	1.07%	.93%	.96%	.69%	.32%	1.04%

(1)	Represents fee income, sales gains/losses, and servicing value of loans originated and sold, net of direct origination costs.

(2)	Represents the estimated effect on revenue of delayed delivery of loans to the secondary market (i.e., roll charges), which is offset for the most part by a related increase in interest income due to the loans being held for a longer period of time.

(3)	Represents the results of hedging pipeline, warehouse loans, and anticipated mortgage servicing rights (MSR) for the period beginning with lock commitment and ending with sale settlement.

(4)	Represents timing differences for disallowed warehouse loan valuation changes related to failed SFAS 133 effectiveness test and anticipated MSR valuation changes related to interest rate lock commitments not recorded pursuant to SAB 105.

(5)	Represents recoveries of prior write-downs on repurchased loans and GNMA early buyout program revenue.

Unaudited
National City Corporation
NCM LOAN SERVICING DATA
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

NCM MORTGAGE SERVICING RIGHTS (MSRs)

Periods after adoption of fair value accounting under SFAS 156 (1):
Carrying value at beginning of period	$2,468	$2,090	$2,094	$2,099	$2,394	$2,235	$2,008			$2,094	$2,008
Cumulative effect adjustment	—	—	—	—	—	—	26			—	26
Acquisitions	37	—	7	5	—	—	—			44	—
Additions	171	152	130	100	96	108	90			453	294
Time decay(2) & payoffs(3)	(84)	(89)	(86)	(88)	(89)	(102)	(87)			(259)	(278)
Changes in model valuation inputs or assumptions(4)	(89)	315	(55)	(22)	(302)	209	198			171	105
Implementation of new prepayment model	—	—	—	—	—	(56)	—			—	(56)

Carrying Value (Fair Value) at End of Period	$2,503	$2,468	$2,090	$2,094	$2,099	$2,394	$2,235			$2,503	$2,099

Periods prior to adoption of fair value accounting under SFAS 156 (1) :
Carrying value at beginning of period								$1,778	$1,451
Additions								142	135
Amortization								(123)	(132)
SFAS 133 hedge basis adjustments								229	325
Sales								—	(1)

Carrying value before valuation allowance at end of period								$2,026	$1,778

Valuation allowance at beginning of period								($19)	($36)
Impairment recoveries								1	17

Valuation allowance at end of period								($18)	($19)

Net Carrying Value of MSRs at End of Period								$2,008	$1,759

Fair Value at End of Period								$2,034	$1,783

Ratio of carrying value of MSRs to total mortgage loans serviced for third parties	1.44%	1.47%	1.27%	1.29%	1.29%	1.49%	1.39%	1.26%	1.11%

Ratio of fair value of MSRs to total mortgage loans serviced for third parties	1.44%	1.47%	1.27%	1.29%	1.29%	1.49%	1.39%	1.27%	1.13%

Servicing asset capitalization rate	1.78%	1.56%	1.51%	1.43%	1.30%	1.42%	1.09%	1.32%	1.03%	1.62%	1.27%

Servicing prepayment rate (annualized)	11%	14%	13%	14%	13%	15%	14%	20%	26%

NCM SERVICING DATA

Rollforward of servicing portfolio (UPB):
Beginning balance	$167,357	$164,733	$162,264	$162,202	$161,096	$160,983	$159,580	$158,039	$156,938	$162,264	$159,580
Acquisitions	3,084	—	415	394	—	—	—	—	—	3,499	—
Additions	9,583	9,727	8,601	7,011	7,410	7,584	8,236	10,789	13,114	27,911	23,230
Payments	(4,524)	(5,928)	(5,346)	(5,672)	(5,346)	(6,197)	(5,764)	(7,907)	(10,616)	(15,798)	(17,307)
Other reductions(5)	(1,818)	(1,175)	(1,201)	(1,671)	(958)	(1,274)	(1,069)	(1,341)	(1,397)	(4,194)	(3,301)

Ending balance	$173,682	$167,357	$164,733	$162,264	$162,202	$161,096	$160,983	$159,580	$158,039	$173,682	$162,202

Servicing portfolio composition (UPB):
Conventional	$108,126	$101,853	$99,895	$98,396	$94,644	$98,058	$97,689	$95,819	$94,712
Government	19,033	19,151	19,543	19,973	20,497	20,901	21,070	21,786	23,019
Jumbo and other	46,523	46,353	45,295	43,895	47,061	42,137	42,224	41,975	40,308

Total mortgage loans serviced for third parties	$173,682	$167,357	$164,733	$162,264	$162,202	$161,096	$160,983	$159,580	$158,039

Servicing portfolio metrics:

Number of loans	1,078,996	1,050,749	1,044,233	1,034,009	1,034,008	1,037,118	1,044,182	1,059,418	1,060,862
Average loan size	$160,966	$159,274	$157,755	$156,927	$156,867	$155,330	$154,171	$150,630	$148,972
Weighted-average note rate	6.00%	5.96%	5.93%	5.91%	5.87%	5.83%	5.80%	5.78%	5.76%
Weighted-average servicing fee	29 bps	29 bps	29 bps	29 bps	29 bps	29 bps	29 bps	29 bps	30 bps
Weighted-average age in months	34	33	32	31	29	27	26	24	23
Default rate(6)	4.03%	3.25%	2.76%	3.57%	3.19%	2.79%	2.34%	3.81%	3.44%

(1)	On 1/1/06, National City adopted SFAS 156 and elected fair value as the measurement method for MSRs.

(2)	Represents decrease in MSR value due to the passage of time, including the impact from both regularly scheduled loan principal payments and partial loan paydowns.

(3)	Represents decrease in MSR value associated with loans that paid off during the period.

(4)	Represents MSR value change primarily resulting from market-driven changes in mortgage interest rates, but also includes changes in other inputs and assumptions.

(5)	Primarily represents foreclosure liquidations, GNMA early buyout sales, bulk servicing sales and loan repurchases.

(6)	Mortgage loans greater than 30 days past due.

Unaudited
National City Corporation
RUN-OFF LOAN PORTFOLIO STATISTICS
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

FIRST FRANKLIN
PORTFOLIO STATISTICS(1)
Period-end portfolio balance	$6,648	$7,419	$8,217	$7,480	$8,302	$16,583	$18,254	$18,681	$19,490
Average portfolio balance	6,921	7,709	7,490	7,943	13,585	17,530	18,629	18,978	19,614	$7,371	$16,563
Weighted-average note rate	8.18%	8.00%	7.91%	7.98%	7.83%	7.48%	7.34%	7.18%	6.97%
Weighted-average loan size	$93,460	$92,321	$94,261	$92,690	$95,025	$102,939	$106,513	$110,417	$116,404
Weighted-average credit score(2)(3)	624	624	628	629	635	645	647	652	652
First-lien weighted-average loan-to-value ratio(4)	78.21%	77.17%	77.38%	77.70%	77.92%	77.31%	77.48%	77.57%	77.66%

Net Charge-offs	$23	$25	$53	$17	$40	$16	$19	$10	$7	$101	$75

Annualized net charge-offs as a percentage of average portfolio loans	1.33%	1.31%	2.89%	.84%	1.15%	.37%	.41%	.20%	.14%	1.85%	.60%
Nonperforming assets:
Nonperforming loans	$86	$75	$67	$65	$61	$59	$61	$51	$50
Other real estate owned	179	157	136	116	95	77	64	54	47

Total	$265	$232	$203	$181	$156	$136	$125	$105	$97

Nonperforming assets to total First Franklin portfolio loans and other real estate owned	3.89%	3.06%	2.42%	2.38%	1.85%	.82%	.68%	.56%	.49%

Loans 90+ days past due	$734	$619	$642	$566	$500	$405	$364	$391	$307

Portfolio delinquency rate	24.49%	21.37%	20.89%	20.92%	16.84%	9.84%	7.40%	8.35%	6.80%

CREDIT RISK PROTECTION
Balance of mortgages included under credit risk transfer agreement (5)	$1,556	$1,749	$2,084	$2,376	$2,931	$3,304	$3,736	$4,041	$4,453
First liens with lender paid mortgage insurance (6)	1,532	1,676	1,782	1,868	2,029	2,135	2,207	1,582	857
Second liens with lender paid mortgage insurance (6)	1,647	1,876	1,983	2,148	2,445	3,563	3,632	3,273	2,724

(1)	Represents the retained in portfolio nonconforming residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is in run-off.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	The Corporation has a credit risk transfer agreement on $5 billion of nonconforming (First Franklin) mortgage loans. In the event that cumulative net credit losses on these loans exceed a defined threshold, the counterparty to this arrangement would bear the risk of additional losses, up to a defined level. The disclosed amount represents the remaining balance of portfolio loans associated with the credit risk transfer agreement.

(6)	Represents the principal balance of first lien and second lien loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans. A subsidiary of the Corporation provides reinsurance to the third parties who insure second liens.
FIRST FRANKLIN LOANS ROLLFORWARD

				Transfer
	Balance as of	Principal	Net	to		Balance as of
	6/30/2007	Payments	Charge-offs	OREO	Other	9/30/2007
First Liens:
Credit risk transfer agreement	$1,749	($166)	($3)	($24)	—	$1,556
Lender paid mortgage insurance	1,676	(132)	—	(12)	—	1,532
Uninsured	2,054	(159)	(3)	(49)	$2	1,845
Held for sale	—	—	—	—	—	—

Total first liens	5,479	(457)	(6)	(85)	2	4,933

Second Liens:
Lender paid mortgage insurance	1,876	(204)	(14)	—	(11)	1,647
Uninsured	64	(4)	(3)	—	11	68
Held for sale	—	—	—	—	—	—

Total second liens	1,940	(208)	(17)	—	—	1,715

Total First Franklin loans	$7,419	($665)	($23)	($85)	$2	$6,648

Unaudited
National City Corporation
RUN-OFF LOAN PORTFOLIO STATISTICS (continued)
($ in millions)

	2007			2006				2005
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr
MORTGAGE BANKING(1)
Home Equity Lines of Credit(HELOC) Portfolio:
Period-end portfolio balance	$7,187	$5,025	$5,424	$5,928	$6,671	$7,933	$8,906	$12,597	$13,712
Weighted-average note rate	8.50%	8.63%	8.60%	8.62%	8.62%	8.36%	7.88%	7.30%	6.79%
Weighted-average credit score(2) (3)	728	730	729	731	731	732	731	734	723
Weighted-average cumulative loan-to-value ratio(4)	78.23%	78.09%	79.59%	79.54%	79.71%	79.69%	79.97%	80.33%	80.53%
Utilization rate	50%	46%	48%	49%	50%	51%	52%	53%	55%
Net charge-offs	$21	$7	$10	$12	$9	$4	$9	$6	$3
Loans 90 days past due	29	13	21	19	12	10	8	9	6

Home Equity loans(HELOAN) Portfolio:(5)
Period-end portfolio balance	$3,486	$1,258	$1,331	$1,412	$1,461	$1,577	$1,690	$2,051	$1,888
Weighted-average note rate	8.11%	7.32%	7.29%	7.28%	7.22%	7.24%	7.24%	7.31%	7.21%
Weighted-average credit score(2) (3)	729	738	737	738	737	736	735	735	727
Weighted-average cumulative loan-to-value ratio(4)	89.19%	89.24%	89.35%	89.38%	89.43%	89.46%	89.46%	89.43%	89.50%
Net charge-offs	$7	$2	$1	$1	$1	$1	$1	$1	$1
Loans 90 days past due	15	2	1	1	1	—	—	—	—

(1)	Represents loans originated by the former National Home Equity business unit. These portfolios are in run-off.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

Unaudited
National City Corporation
HOME EQUITY SALE AND SERVICING PORTFOLIO DATA(1)
($ in millions)

										Nine Months Ended
	2007			2006				2005		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

HOME EQUITY ORIGINATION DATA
Originations:
Home equity line of credit (HELOC)(2)	$1,692	$2,867	$2,376	$2,611	$2,580	$2,754	$2,649	$2,750	$4,045	$6,935	$7,983
Home equity loans (HELOAN)(3)	841	1,930	1,292	1,197	1,050	829	328	274	331	4,063	2,207

Total originations	$2,533	$4,797	$3,668	$3,808	$3,630	$3,583	$2,977	$3,024	$4,376	$10,998	$10,190

HOME EQUITY SALE DATA
HELOCs sold servicing retained	$684	$463	$1,782	$1,975	$1,295	$1,099	$1,097	$1,421	—	$2,929	$3,491
HELOCs sold servicing released	—	—	—	—	—	—	—	—	—	—	—

Total HELOC sales	$684	$463	$1,782	$1,975	$1,295	$1,099	$1,097	$1,421	—	$2,929	$3,491

HELOC Gain on Sale percentage(4)	2.89%	2.81%	3.26%	3.44%	3.54%	3.17%	2.51%	3.41%	—	3.10%	3.10%

HELOANs sold servicing retained	—	$671	$1,125	$580	$516	$420	—	—	—	$1,796	$936
HELOANs sold servicing released	$217	—	—	477	290	—	—	—	—	217	290

Total HELOAN sales	$217	$671	$1,125	$1,057	$806	$420	—	—	—	$2,013	- $1,226

HELOAN Gain on Sale percentage(4)	3.50%	2.93%	2.94%	3.46%	2.32%	1.92%	—	—	—	3.00%	2.18%

HOME EQUITY SERVICING DATA
HELOCs serviced for third parties	$7,008	$6,734	$6,805	$5,549	$4,067	$3,190	$2,350	$1,366	—
HELOANs serviced for third parties	2,933	2,870	2,377	1,601	1,166	404	—	—	—

Total serviced for third parties	$9,941	$9,604	$9,182	$7,150	$5,233	$3,594	$2,350	$1,366	—

(1)	Represents activity from the former National Home Equity business unit.

(2)	Represents the total line of credit commitment amount.

(3)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

(4)	Represents gross gain on sales as a percentage of dollar value of loans sold including servicing value, if applicable.

Unaudited
National City Corporation
HOME EQUITY PORTFOLIO DATA
($ in millions)

	2007			2006				2005
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr
HOME EQUITY LINES OF CREDIT (HELOC) PORTFOLIO
Period-end balances by line of business:
Commercial Banking — Regional	$17	$14	$14	$4	$2	$2	$2	$3	$2
Retail Banking	9,660	8,288	8,233	8,000	7,938	8,021	8,029	8,160	8,249
Asset Management	637	623	626	639	650	632	620	634	642
Parent and Other	—	—	—	—	—	—	—	—	—

Total period-end balances HELOCs(2)	$10,314	$8,925	$8,873	$8,643	$8,590	$8,655	$8,651	$8,797	$8,893

Statistics by line of business for significant portfolios:
Retail Banking
Weighted-average note rate	8.07%	8.02%	8.04%	8.07%	8.09%	7.80%	7.38%	6.92%	6.47%
Weighted-average credit score(3)(4)	736	736	735	736	737	737	735	737	728
Weighted-average cumulative loan-to-value ratio(5)	73.73%	73.93%	72.05%	71.92%	72.45%	71.57%	71.46%	71.40%	71.28%
Utilization rate	48%	47%	41%	47%	47%	47%	48%	50%	45%
Net charge-offs	$5	$6	$7	$7	$5	$4	$9	$9	$5
Loans 90 days past due	19	13	13	14	10	9	11	12	10
Insured balances(6)	462	332	257	109	43	—	—	—	—

HOME EQUITY LOANS (HELOAN) PORTFOLIO(1)
Period-end balances by line of business:
Commercial Banking — Regional	$3	$2	$3	$3	$3	$3	$3	$11	$13
Retail Banking	5,100	4,988	4,893	4,895	4,697	4,596	4,513	4,328	4,277
Asset Management	123	122	120	123	123	123	120	116	107
Parent and Other	—	—	—	—	1	6	6	6	5

Total period-end balances HELOANs(2)	$5,226	$5,112	$5,016	$5,021	$4,824	$4,728	$4,642	$4,461	$4,402

Statistics by line of business for significant portfolios:
Retail Banking
Weighted-average note rate	6.95%	6.88%	6.82%	6.78%	6.72%	6.65%	6.59%	6.57%	6.54%
Weighted-average credit score(3)(4)	730	730	730	730	731	730	728	729	719
Weighted-average cumulative loan-to-value ratio(5)	71.52%	71.16%	70.74%	70.48%	70.20%	70.01%	69.84%	70.00%	69.83%
Net charge-offs	$4	—	$4	$4	$3	$2	$7	$6	$4
Loans 90 days past due	9	$8	4	5	4	4	5	8	5
Insured balances(6)	319	236	180	114	50	—	—	—	—

(1)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

(2)	Excludes balances from First Franklin, Mortgage Banking, and any remaining loans originated by the former Altegra unit. These portfolio balances and statistics are included in the Run-Off Loan Portfolio Statistics section on pages 28 and 29.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

(6)	Represents the principal balance of loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans.

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2007			2006				2005		YTD
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

Retail Banking

Net interest income (TE)	$578,581	$553,156	$542,955	$511,131	$510,351	$491,018	$483,635	$481,965	$477,630	$1,674,692	$1,485,004
Provision for credit losses	69,674	57,588	64,060	82,633	46,530	24,789	28,613	84,202	49,118	191,322	99,932

Net interest income after provision	508,907	495,568	478,895	428,498	463,821	466,229	455,022	397,763	428,512	1,483,370	1,385,072
Noninterest income	288,759	300,711	267,488	270,505	273,795	275,563	240,036	255,271	262,543	856,958	789,394
Noninterest expense	509,963	479,797	467,661	487,583	425,425	406,021	413,624	395,557	417,764	1,457,421	1,245,070

Income before taxes	287,703	316,482	278,722	211,420	312,191	335,771	281,434	257,477	273,291	882,907	929,396
Income tax expense and TE adjustment	112,975	123,839	109,566	82,358	120,284	129,165	108,538	99,033	105,050	346,380	357,987

Net income	$174,728	$192,643	$169,156	$129,062	$191,907	$206,606	$172,896	$158,444	$168,241	$536,527	$571,409

Unusual items (pretax)
LPMI reinsurance expense	$(15,077)	$(15,159)	$(2,643)	$(65,354)	$(8,043)	$104	$(5,707)	—	—	$(32,879)	$(13,646)
Securities (losses) gains, net	(40)	—	—	—	—	—	(312)	$(360)	$(43)	(40)	(312)
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	—	—	—	—	16,001	—	—

Total	$(15,117)	$(15,159)	$(2,643)	$(65,354)	$(8,043)	$104	$(6,019)	$(360)	$15,958	$(32,919)	$(13,958)

Unusual items (after tax)
LPMI reinsurance expense	$(9,800)	$(9,853)	$(1,718)	$(42,480)	$(5,228)	$68	$(3,710)	—	—	$(21,371)	$(8,870)
Securities (losses) gains, net	(26)	—	—	—	—	—	(203)	$(234)	$(28)	(26)	(203)
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	—	—	—	—	10,401	—	—

Total	$(9,826)	$(9,853)	$(1,718)	$(42,480)	$(5,228)	$68	$(3,913)	$(234)	$10,373	$(21,397)	$(9,073)

Average assets	$29,151	$28,006	$27,733	$24,812	$24,366	$24,891	$24,653	$24,182	$23,716	$28,302	$24,635
Average equity	4,244	3,869	3,730	2,684	2,637	2,601	2,515	2,967	2,919	3,949	2,585
Average core deposits	66,775	63,222	61,398	55,883	55,477	55,311	54,222	53,646	53,007	63,818	55,008
Average total deposits	67,515	63,975	62,153	56,507	56,105	55,905	54,739	54,187	53,562	64,567	55,588
Return on average assets	2.38%	2.76%	2.47%	2.06%	3.12%	3.33%	2.84%	2.60%	2.81%	2.53%	3.10%
Return on average equity	16.33	19.97	18.39	19.08	28.87	31.86	27.88	21.18	22.87	18.16	29.55
Efficiency ratio	58.79	56.19	57.70	62.38	54.25	52.97	57.13	53.63	56.44	57.57	54.74

Commercial Banking — Regional

Net interest income (TE)	$272,368	$272,266	$281,558	$277,306	$270,698	$265,672	$261,857	$266,753	$261,446	$826,192	$798,227
Provision (benefit) for credit losses	29,174	37,035	3,148	18,666	19,432	17,493	7,105	(1,768)	(6,782)	69,357	44,030

Net interest income after provision	243,194	235,231	278,410	258,640	251,266	248,179	254,752	268,521	268,228	756,835	754,197
Noninterest income	58,652	60,077	56,576	53,889	58,134	56,264	54,157	53,693	55,606	175,305	168,555
Noninterest expense	137,322	139,036	130,128	129,268	127,954	135,086	126,552	122,881	125,399	406,486	389,592

Income before taxes	164,524	156,272	204,858	183,261	181,446	169,357	182,357	199,333	198,435	525,654	533,160
Income tax expense and TE adjustment	62,846	59,727	78,092	69,987	69,324	64,778	69,715	76,155	75,839	200,665	203,817

Net income	$101,678	$96,545	$126,766	$113,274	$112,122	$104,579	$112,642	$123,178	$122,596	$324,989	$329,343

Average assets	$36,494	$35,843	$35,204	$33,469	$33,375	$32,855	$31,813	$31,590	$31,429	$35,852	$32,687
Average equity	3,563	3,458	3,464	2,910	2,799	2,743	2,676	2,759	2,822	3,496	2,740
Average core deposits	7,216	7,112	7,674	6,964	6,917	6,914	7,130	7,371	7,359	7,332	6,986
Average total deposits	16,014	15,653	16,073	15,253	13,667	13,038	13,221	13,260	12,541	15,913	13,310
Return on average assets	1.11%	1.08%	1.46%	1.34%	1.33%	1.28%	1.44%	1.55%	1.55%	1.21%	1.35%
Return on average equity	11.32	11.20	14.84	15.44	15.89	15.29	17.07	17.71	17.24	12.43	16.07
Efficiency ratio	41.48	41.84	38.48	39.03	38.91	41.96	40.05	38.35	39.55	40.59	40.30

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2007			2006				2005		YTD
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

Commercial Banking — National

Net interest income (TE)	$118,501	$114,534	$118,804	$113,111	$113,236	$113,452	$115,905	$118,568	$117,468	$351,839	$342,593
Provision (benefit) for credit losses	45,504	(2,319)	(34,705)	15,491	(12,137)	14,945	(14,848)	23,033	(10,861)	8,480	(12,040)

Net interest income after provision	72,997	116,853	153,509	97,620	125,373	98,507	130,753	95,535	128,329	343,359	354,633
Noninterest income	97,652	114,237	111,883	145,180	109,430	155,022	115,220	118,712	94,344	323,772	379,672
Noninterest expense	101,309	108,424	112,600	121,510	92,261	96,979	95,444	92,491	78,004	322,333	284,684

Income before taxes	69,340	122,666	152,792	121,290	142,542	156,550	150,529	121,756	144,669	344,798	449,621
Income tax expense and TE adjustment	25,162	45,753	57,476	44,219	42,042	57,432	54,911	45,179	54,074	128,391	154,385

Net income	$44,178	$76,913	$95,316	$77,071	$100,500	$99,118	$95,618	$76,577	$90,595	$216,407	$295,236

Average assets	$17,954	$17,065	$16,545	$16,163	$15,782	$15,405	$14,756	$14,647	$14,061	$17,193	$15,318
Average equity	1,497	1,431	1,397	1,373	1,322	1,283	1,192	1,268	1,136	1,442	1,266
Average core deposits	1,540	1,445	1,391	1,284	1,331	1,317	1,302	1,326	1,390	1,458	1,317
Average total deposits	2,961	2,894	2,957	2,035	1,955	1,941	1,882	1,905	1,801	2,937	1,926
Return on average assets	.98%	1.81%	2.34%	1.89%	2.53%	2.58%	2.63%	2.07%	2.56%	1.68%	2.58%
Return on average equity	11.71	21.55	27.68	22.27	30.17	30.98	32.54	23.97	31.64	20.07	31.18
Efficiency ratio	46.87	47.39	48.82	47.05	41.43	36.12	41.30	38.98	36.83	47.71	39.42

Unusual items (pretax)
Principal investment gains	$24,103	$19,865	$10,122	$27,903	$30,270	$30,430	$33,825	$24,189	$13,537	$54,090	$94,525
Gain on sale of commercial leases	—	—	—	—	1,606	25,659	—	—	—	—	27,265
Commercial lease residual recovery	—	—	—	—	—	—	—	—	4,903	—	—
Securities gains (losses), net	746	(1)	22	9	—	—	—	—	(3)	767	—

Total	$24,849	$19,864	$10,144	$27,912	$31,876	$56,089	$33,825	$24,189	$18,437	$54,857	$121,790

Unusual items (after tax)
Principal investment gains	$15,667	$12,912	$6,579	$18,137	$19,676	$19,780	$21,986	$15,723	$8,799	$35,158	$61,442
Gain on sale of commercial leases	—	—	—	—	1,044	16,678	—	—	—	—	17,722
Tax accrual adjustments	—	—	—	—	9,800	—	—	—	—	—	9,800
Commercial lease residual recovery	—	—	—	—	—	—	—	—	3,187	—	—
Securities gains (losses), net	485	(1)	14	6	—	—	—	—	(2)	498	—

Total	$16,152	$12,911	$6,593	$18,143	$30,520	$36,458	$21,986	$15,723	$11,984	$35,656	$88,964

Mortgage Banking

Net interest income (TE)	$165,279	$177,645	$162,305	$146,016	$145,746	$154,850	$160,699	$164,125	$182,031	$505,229	$461,295
Provision for credit losses	189,284	19,261	28,465	21,523	38,396	5,477	9,170	14,076	8,650	237,010	53,043

Net interest income after provision	(24,005)	158,384	133,840	124,493	107,350	149,373	151,529	150,049	173,381	268,219	408,252
Noninterest income	44,452	163,511	85,047	133,078	208,225	30,676	(6,669)	151,203	148,712	293,010	232,232
Noninterest expense	289,646	222,992	204,843	196,641	203,171	206,788	198,852	205,489	226,320	717,481	608,811

(Loss) income before taxes	(269,199)	98,903	14,044	60,930	112,404	(26,739)	(53,992)	95,763	95,773	(156,252)	31,673
Income tax (benefit) expense and TE adjustment	(101,771)	37,372	5,294	23,018	42,475	(10,121)	(20,421)	36,186	36,189	(59,105)	11,933

Net (loss) income	$(167,428)	$61,531	$8,750	$37,912	$69,929	$(16,618)	$(33,571)	$59,577	$59,584	$(97,147)	$19,740

Average assets	$33,887	$30,183	$27,600	$24,765	$25,352	$26,629	$26,661	$28,900	$29,996	$30,580	$26,209
Average equity	1,398	1,273	1,304	1,049	1,192	1,189	1,298	1,100	973	1,325	1,226
Average core deposits	3,273	3,416	3,052	3,215	3,499	3,453	3,128	3,924	4,509	3,248	3,361
Average total deposits	3,291	3,443	3,079	3,234	3,524	3,478	3,150	3,973	4,540	3,272	3,386
Return on average assets	(1.96)%	.82%	.13%	.61%	1.09%	(.25)%	(.51)%	.82%	.79%	(.42)%	.10%
Return on average equity	(47.50)	19.39	2.72	14.33	23.27	(5.60)	(10.48)	21.50	24.31	(9.80)	2.15
Efficiency ratio	138.10	65.36	82.81	70.46	57.40	111.46	129.10	65.17	68.43	89.88	87.78

Unusual items (pretax)
Changes in MSR model and assumptions	—	—	—	—	—	$(55,983)	—	—	—	—	$(55,983)
Asset impairment	$(43,640)	—	—	—	—	—	—	—	—	$(43,640)	—
Settlement of litigation	(25,000)	—	—	—	—	—	—	—	—	(25,000)	—
Severance and related charges	(18,536)	—	—	—	—	—	—	—	—	(18,536)	—

Total	$(87,176)	—	—	—	—	$(55,983)	—	—	—	$(87,176)	$(55,983)

Unusual items (after tax)
Changes in MSR model and assumptions	—	—	—	—	—	$(36,389)	—	—	—	—	$(36,389)
Asset impairment	$(28,366)	—	—	—	—	—	—	—	—	$(28,366)	—
Settlement of litigation	(16,250)	—	—	—	—	—	—	—	—	(16,250)	—
Severance and related charges	(12,048)	—	—	—	—	—	—	—	—	(12,048)	—

Total	$(56,664)	—	—	—	—	$(36,389)	—	—	—	$(56,664)	$(36,389)

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2007			2006				2005		YTD
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

Asset Management

Net interest income (TE)	$33,447	$33,610	$34,043	$30,301	$27,548	$25,921	$26,065	$25,306	$25,500	$101,100	$79,534
Provision (benefit) for credit losses	7,544	1,741	551	4,932	1,526	(3,767)	703	5,353	526	9,836	(1,538)

Net interest income after provision	25,903	31,869	33,492	25,369	26,022	29,688	25,362	19,953	24,974	91,264	81,072
Noninterest income	92,704	100,711	89,107	87,866	87,121	92,764	85,330	83,714	85,154	282,522	265,215
Noninterest expense	87,506	87,022	80,661	80,297	81,890	79,624	80,392	86,862	83,876	255,189	241,906

Income before taxes	31,101	45,558	41,938	32,938	31,253	42,828	30,300	16,805	26,252	118,597	104,381
Income tax expense and TE adjustment	11,756	17,221	15,853	12,450	11,813	16,189	11,454	6,352	9,923	44,830	39,456

Net income	$19,345	$28,337	$26,085	$20,488	$19,440	$26,639	$18,846	$10,453	$16,329	$73,767	$64,925

Average assets	$4,310	$4,227	$4,116	$4,001	$3,881	$3,766	$3,681	$3,658	$3,518	$4,218	$3,777
Average equity	440	463	467	442	417	398	402	453	452	457	406
Average core deposits	2,793	2,751	2,607	2,101	1,965	2,001	1,947	1,861	1,807	2,717	1,971
Average total deposits	3,065	3,000	2,834	2,307	2,160	2,192	2,085	2,001	1,941	2,967	2,146
Return on average assets	1.78%	2.69%	2.57%	2.03%	1.99%	2.84%	2.08%	1.13%	1.84%	2.34%	2.30%
Return on average equity	17.42	24.56	22.66	18.40	18.50	26.84	19.00	9.15	14.34	21.60	21.39
Efficiency ratio	69.37	64.79	65.50	67.95	71.41	67.09	72.17	79.68	75.80	66.52	70.17

Parent and Other

Net interest (expense) income (TE)	$(66,273)	$(55,125)	$(21,383)	$55,155	$81,778	$116,650	$135,619	$135,231	$143,035	$(142,781)	$334,047
Provision (benefit) for credit losses	20,364	29,815	45,327	179,456	(20,815)	980	(3,700)	6,972	14,801	95,506	(23,535)

Net interest (expense) income after provision	(86,637)	(84,940)	(66,710)	(124,301)	102,593	115,670	139,319	128,259	128,234	(238,287)	357,582
Noninterest income	41,990	25,291	10,420	1,011,244	140,770	173,792	167,573	114,667	100,064	77,701	482,135
Noninterest expense	277,771	150,402	175,467	195,392	253,497	249,277	233,811	363,938	224,950	603,640	736,585

(Loss) income before taxes	(322,418)	(210,051)	(231,757)	691,551	(10,134)	40,185	73,081	(121,012)	3,348	(764,226)	103,132
Income tax (benefit) expense and TE adjustment	(130,912)	(100,686)	(124,896)	227,701	(42,682)	(12,417)	(19,295)	(90,912)	(17,138)	(356,494)	(74,394)

Net (loss) income	$(191,506)	$(109,365)	$(106,861)	$463,850	$32,548	$52,602	$92,376	$(30,100)	$20,486	$(407,732)	$177,526

Unusual items (pretax)
Severance and related charges	$(4,920)	$(2,245)	$(6,319)	$(8,887)	$(11,751)	$(8,588)	$(3,706)	$(49,129)	$(5,431)	$(13,484)	$(24,045)
Gain from sale of First Franklin	—	—	—	983,940	—	—	—	—	—	—	—
Charitable Foundation contribution	—	—	—	—	—	—	—	(29,945)	—	—	—
Principal investment gains (losses)	—	—	—	1,454	—	(6,000)	—	—	—	—	(6,000)
UAL Guarantee reversal	—	—	—	—	1,140	3,527	31,333	—	—	—	36,000
Visa indemnification liability	(157,000)	—	—	—	—	—	—	—	—	(157,000)	—
Auto lease residual recovery	—	—	—	—	—	—	—	—	20,577	—	—
Gain (loss) on the securitization of automobile receivables	—	—	—	—	—	—	3,464	(28,708)	—	—	3,464
Securities gains (losses), net	122	(1,313)	26,963	(13,481)	283	990	12,028	9,443	(1,061)	25,772	13,301

Total	$(161,798)	$(3,558)	$20,644	$963,026	$(10,328)	$(10,071)	$43,119	$(98,339)	$14,085	$(144,712)	$22,720

LPMI reinsurance expense reclass to provision	$15,077	$15,159	$2,643	$65,354	$8,043	$(104)	$5,707	—	—	$32,879	$13,646

Unusual items (after tax)
Severance and related charges	$(3,198)	$(1,459)	$(4,107)	$(5,777)	$(7,638)	$(5,582)	$(2,409)	$(31,934)	$(3,530)	$(8,764)	$(15,629)
Gain from sale of First Franklin	—	—	—	622,342	—	—	—	—	—	—	—
Charitable Foundation contribution	—	—	—	—	—	—	—	(19,464)	—	—	—
Tax accrual adjustments	(5,090)	(12,357)	7,158	4,529	2,499	(4,060)	9,991	22,141	(12,389)	(10,289)	8,430
Principal investment gains (losses)	—	—	—	945	—	(3,900)	—	—	—	—	(3,900)
UAL Guarantee reversal	—	—	—	—	741	2,293	20,367	—	—	—	23,401
Visa indemnification liability	(108,000)	—	—	—	—	—	—	—	—	(108,000)	—
Auto lease residual recovery	—	—	—	—	—	—	—	—	13,375	—	—
Gain (loss) on the securitization of automobile receivables	—	—	—	—	—	—	2,251	(18,661)	—	—	2,251
Securities gains (losses), net	79	(853)	17,526	(8,762)	184	643	7,818	6,138	(690)	16,752	8,645

Total	$(116,209)	$(14,669)	$20,577	$613,277	$(4,214)	$(10,606)	$38,018	$(41,780)	$(3,234)	$(110,301)	$23,198

Average assets	$23,299	$23,263	$26,612	$33,683	$35,678	$36,473	$37,832	$40,006	$42,247	$24,379	$36,654
Average core deposits	(113)	18	200	1,270	230	438	250	32	390	36	307
Average total deposits	656	1,059	751	5,186	6,096	6,253	7,910	8,692	10,374	822	6,746

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2007			2006				2005		YTD
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2007	2006

Consolidated

Net interest income (TE)	$1,101,903	$1,096,086	$1,118,282	$1,133,020	$1,149,357	$1,167,563	$1,183,780	$1,191,948	$1,207,110	$3,316,271	$3,500,700
Provision for credit losses	361,544	143,121	106,846	322,701	72,932	59,917	27,043	131,868	55,452	611,511	159,892

Net interest income after provision	740,359	952,965	1,011,436	810,319	1,076,425	1,107,646	1,156,737	1,060,080	1,151,658	2,704,760	3,340,808
Noninterest income	624,209	764,538	620,521	1,701,762	877,475	784,081	655,647	777,260	746,423	2,009,268	2,317,203
Noninterest expense	1,403,517	1,187,673	1,171,360	1,210,691	1,184,198	1,173,775	1,148,675	1,267,218	1,156,313	3,762,550	3,506,648

(Loss) income before taxes	(38,949)	529,830	460,597	1,301,390	769,702	717,952	663,709	570,122	741,768	951,478	2,151,363
Income tax (benefit) expense and TE adjustment	(19,944)	183,226	141,385	459,733	243,256	245,026	204,902	171,993	263,937	304,667	693,184

Net (loss) income	$(19,005)	$346,604	$319,212	$841,657	$526,446	$472,926	$458,807	$398,129	$477,831	$646,811	$1,458,179

Unusual items (pretax)
Gain (loss) on the securitization of automobile receivables	—	—	—	—	—	—	$3,464	$(28,708)	—	—	$3,464
Gain from sale of First Franklin	—	—	—	$983,940	—	—	—	—	—	—	—
Auto lease residual recovery	—	—	—	—	—	—	—	—	$20,577	—	—
Commercial lease residual recovery	—	—	—	—	—	—	—	—	4,903	—	—
Gain on sale of commercial leases	—	—	—	—	$1,606	$25,659	—	—	—	—	27,265
Principal investment gains, net	$24,103	$19,865	$10,122	29,357	30,270	24,430	33,825	24,189	13,537	$54,090	88,525
UAL Guarantee reversal	—	—	—	—	1,140	3,527	31,333	—	—	—	36,000
Severance and related charges	(23,456)	(2,245)	(6,319)	(8,887)	(11,751)	(8,588)	(3,706)	(49,129)	(5,431)	(32,020)	(24,045)
Asset impairment	(43,640)	—	—	—	—	—	—	—	—	(43,640)	—
Settlement of litigation	(25,000)	—	—	—	—	—	—	—	—	(25,000)	—
Visa indemnification liability	(157,000)	—	—	—	—	—	—	—	—	(157,000)	—
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	—	—	—	—	16,001	—	—
Charitable Foundation contribution	—	—	—	—	—	—	—	(29,945)	—	—	—
Changes in MSR model and assumptions	—	—	—	—	—	(55,983)	—	—	—	—	(55,983)
Securities gains (losses), net	828	(1,314)	26,985	(13,472)	283	990	11,716	9,083	(1,107)	26,499	12,989

Total	$(224,165)	$16,306	$30,788	$990,938	$21,548	$(9,965)	$76,632	$(74,510)	$48,480	$(177,071)	$88,215

Unusual items (after tax)
Gain (loss) on the securitization of automobile receivables	—	—	—	—	—	—	$2,251	$(18,661)	—	—	$2,251
Gain from sale of First Franklin	—	—	—	$622,342	—	—	—	—	—	—	—
Auto lease residual recovery	—	—	—	—	—	—	—	—	$13,375	—	—
Commercial lease residual recovery	—	—	—	—	—	—	—	—	3,187	—	—
Gain on sale of commercial leases	—	—	—	—	$1,044	$16,678	—	—	—	—	17,722
Principal investment gains, net	$15,667	$12,912	$6,579	19,082	19,676	15,880	21,986	15,723	8,799	$35,158	57,542
UAL Guarantee reversal	—	—	—	—	741	2,293	20,367	—	—	—	23,401
Severance and related charges	(15,246)	(1,459)	(4,107)	(5,777)	(7,638)	(5,582)	(2,409)	(31,934)	(3,530)	(20,812)	(15,629)
Asset impairment	(28,366)	—	—	—	—	—	—	—	—	(28,366)	—
Settlement of litigtion	(16,250)	—	—	—	—	—	—	—	—	(16,250)	—
Visa indemnification liability	(108,000)	—	—	—	—	—	—	—	—	(108,000)	—
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	—	—	—	—	10,401	—	—
Charitable Foundation contribution	—	—	—	—	—	—	—	(19,464)	—	—	—
Changes in MSR model and assumptions	—	—	—	—	—	(36,389)	—	—	—	—	(36,389)
Tax accrual adjustments	(5,090)	(12,357)	7,158	4,529	12,299	(4,060)	9,991	22,141	(12,389)	(10,289)	18,230
Securities gains (losses), net	538	(854)	17,540	(8,756)	184	643	7,615	5,904	(720)	17,224	8,442

Total	$(156,747)	$(1,758)	$27,170	$631,420	$26,306	$(10,537)	$59,801	$(26,291)	$19,123	$(131,335)	$75,570

Average assets	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$140,524	$139,280
Average equity	12,636	12,231	14,398	13,388	12,687	12,565	12,468	12,549	12,980	13,082	12,574
Average core deposits	81,484	77,964	76,322	70,717	69,419	69,434	67,979	68,160	68,462	78,609	68,950
Average total deposits	93,502	90,024	87,847	84,522	83,507	82,807	82,987	84,018	84,759	90,478	83,102
Return on average assets	—%	1.00%	.94%	2.44%	1.51%	1.35%	1.33%	1.10%	1.31%	.62%	1.40%
Return on average total equity	—	11.37	8.99	24.94	16.46	15.10	14.92	12.59	14.61	6.61	15.50
Efficiency ratio	81.31	63.83	67.37	42.71	58.43	60.14	62.45	64.35	59.19	70.65	60.27

Unaudited
National City Corporation
Monthly Financial Trends
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006

ASSETS
Available for sale securities, at cost	$8,963	$7,368	$7,210	$7,126	$7,112	$7,191	$7,434	$7,762	$7,923	$7,709	$7,854	$7,856	$7,897

Portfolio loans:
Commercial *	$29,172	$28,507	$28,187	$28,160	$28,207	$27,682	$27,175	$26,868	$26,956	$26,725	$26,226	$26,020	$25,901
Commercial leases*	4,255	4,187	4,264	4,123	4,046	4,013	3,951	3,979	4,012	3,892	3,692	3,755	3,693
Commercial construction*	8,595	8,108	7,984	7,879	7,862	7,820	7,723	7,606	7,503	7,166	6,892	6,771	6,641
Commercial real estate	14,607	13,091	12,979	12,952	12,939	12,867	12,890	13,021	13,022	12,376	11,861	11,954	11,992
Residential real estate:
Bank portfolio and other*	13,912	10,603	10,540	10,379	10,274	10,200	10,104	9,946	9,521	7,768	6,095	6,211	5,636
First Franklin(1)	6,653	6,910	7,192	7,433	7,725	7,968	8,379	6,802	7,222	7,685	8,046	8,117	9,672
Home equity installment	8,719	8,807	6,389	6,435	6,389	6,350	6,349	6,368	6,397	6,408	6,247	6,260	6,274

Total residential real estate loans *	29,284	26,320	24,121	24,247	24,388	24,518	24,832	23,116	23,140	21,861	20,388	20,588	21,582
Home equity lines of credit	17,450	15,644	13,791	13,829	13,985	14,217	14,376	14,115	14,707	14,721	14,861	15,104	15,401
Credit card and other unsecured lines of credit	3,456	3,352	3,264	3,207	3,105	2,986	2,953	3,046	3,061	2,859	2,803	2,747	2,710
Other consumer	4,581	3,769	4,571	5,175	5,392	5,458	5,467	5,498	5,484	5,462	5,253	5,358	5,393

Total portfolio loans	$111,400	$102,978	$99,161	$99,572	$99,924	$99,561	$99,367	$97,249	$97,885	$95,062	$91,976	$92,297	$93,313

Loans held for sale or securitization:
Commercial	$103	$87	$49	$38	$42	$31	$43	$38	$35	$33	$35	$36	$44
Commercial real estate	317	439	398	287	210	181	120	149	250	91	39	172	167
Residential real estate:
National City Mortgage	9,175	8,421	8,181	8,051	7,746	7,216	6,450	6,279	6,283	5,843	5,547	5,513	5,395
First Franklin(1)	—	—	—	—	—	—	96	1,671	1,703	5,571	8,936	9,571	9,099
Home equity installment	718	1,176	2,534	2,070	1,836	1,511	879	926	1,306	959	581	654	1,043

Total residential real estate loans held for sale	9,893	9,597	10,715	10,121	9,582	8,727	7,425	8,876	9,292	12,373	15,064	15,738	15,537
Credit card loans	—	—	—	—	—	—	260	425	425	253	—	—	—
Home equity lines of credit	1,102	1,526	3,664	3,075	2,986	2,555	2,121	2,789	3,109	2,682	2,236	3,509	3,289
Student loans	1	2	1	1	1	1	—	—	—	1	4	8	14

Total loans held for sale or securitization	$11,416	$11,651	$14,827	$13,522	$12,821	$11,495	$9,969	$12,277	$13,111	$15,433	$17,378	$19,463	$19,051

LIABILITIES
Deposits:
Noninterest bearing	$16,999	$16,389	$16,692	$16,871	$16,726	$17,034	$17,604	$16,268	$16,566	$17,101	$16,507	$16,473	$16,593
NOW and money market accounts	36,904	34,502	33,950	33,809	33,368	33,857	33,394	32,549	31,800	30,343	29,370	28,895	28,819
Savings accounts	3,023	2,152	2,214	2,290	2,338	2,406	2,477	2,459	2,366	1,889	1,790	1,820	1,854
Consumer time	29,989	26,073	25,740	25,292	25,031	24,884	24,629	24,459	24,338	23,641	22,198	22,096	22,049

Core deposits	86,915	79,116	78,596	78,262	77,463	78,181	78,104	75,735	75,070	72,974	69,865	69,284	69,315
Other	3,688	3,401	3,145	3,188	3,395	3,568	3,641	3,952	4,179	4,320	4,375	4,714	5,278
Foreign	7,210	8,145	10,428	9,196	9,372	7,440	7,261	7,575	7,968	7,840	10,147	10,042	8,933

Total deposits	$97,813	$90,662	$92,169	$90,646	$90,230	$89,189	$89,006	$87,262	$87,217	$85,134	$84,387	$84,040	$83,526

Federal funds borrowed and security repurchase agreements	$6,103	$6,085	$6,338	$7,098	$6,567	$6,031	$5,288	$5,264	$4,681	$6,405	$7,100	$8,356	$7,903
Borrowed funds	2,612	2,816	2,350	2,943	3,062	2,588	1,264	1,232	1,223	1,290	2,098	2,428	2,168
Long-term debt	29,156	26,661	23,194	23,164	22,883	23,297	24,233	25,018	26,229	26,251	25,839	25,566	27,451

Memo:
Noninterest bearing escrow balances	$3,636	$3,720	$3,782	$3,909	$3,759	$3,620	$3,448	$3,379	$3,329	$4,004	$4,169	$4,037	$4,129
Interest bearing escrow balances	156	157	158	156	153	155	157	153	150	135	136	131	128
Noninterest bearing deposits excluding escrow balances	13,363	12,669	12,910	12,962	12,967	13,414	14,156	12,889	13,237	13,097	12,338	12,436	12,464
Core deposits excluding escrow balances	83,123	75,239	74,656	74,197	73,551	74,406	74,499	72,203	71,591	68,835	65,560	65,116	65,058

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

*	Reclassified per the note on page 2.

Unaudited
National City Corporation
Monthly Financial Trends
CREDIT QUALITY STATISTICS
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006

CHARGE—OFFS & RECOVERIES
Charge-offs:
Commercial*	$8	$3	$6	$5	$6	$3	$7	$3	$2	$23	$9	$5	$22
Commercial leases*	1	4	3	3	2	11	20	1	1	2	1	—	2
Commercial construction*	4	2	4	2	3	—	4	1	—	11	—	2	2
Commercial real estate	4	2	1	1	1	1	2	1	—	5	(1)	2	1
Residential real estate*	23	37	11	23	22	10	45	11	12	20	14	13	46
Home equity lines of credit	18	10	6	6	8	6	1	9	13	12	7	4	8
Credit card and other unsecured lines of credit	10	9	10	10	9	9	11	12	12	10	8	8	7
Other consumer	6	4	3	5	4	4	5	5	4	5	5	5	4

Total charge-offs	74	71	44	55	55	44	95	43	44	88	43	39	92

Recoveries:
Commercial*	3	1	2	2	1	2	2	1	2	4	3	2	3
Commercial leases*	—	2	1	3	2	1	3	1	2	1	1	2	3
Commercial construction*	—	—	—	—	—	—	—	—	—	1	—	—	—
Commercial real estate	1	—	3	(1)	1	4	1	—	—	1	—	2	1
Residential real estate*	9	9	2	3	14	5	1	2	2	3	4	6	10
Home equity lines of credit	2	3	2	4	2	2	3	2	1	1	1	2	2
Credit card and other unsecured lines of credit	1	1	1	2	1	1	2	2	1	1	1	1	1
Other consumer	1	2	2	3	2	2	2	2	3	1	2	2	2

Total recoveries	17	18	13	16	23	17	14	10	11	13	12	17	22

Net charge—offs	$57	$53	$31	$39	$32	$27	$81	$33	$33	$75	$31	$22	$70

NONPERFORMING ASSETS
Commercial*	$142	$144	$122	$117	$100	$103	$107	$100	$89	$92	$117	$111	$107
Commercial leases*	10	9	7	8	4	6	13	34	34	32	35	35	35
Commercial construction*	234	144	111	108	109	119	119	111	113	109	107	71	72
Commercial real estate	181	166	140	138	115	124	118	115	109	111	96	103	97
Residential real estate:
National City Mortgage and other*	193	150	128	116	106	113	111	114	100	91	101	97	97
First Franklin (1)	86	86	85	75	82	82	68	68	67	65	65	59	62

Total real estate — residential*	279	236	213	191	188	195	179	182	167	156	166	156	159

Home equity lines of credit	15	—	—	—	—	—	—	—	—	—	—	—	—
Total nonperforming portfolio loans	861	699	593	562	516	547	536	542	512	500	521	476	470
Other real estate owned (OREO):
Commercial	4	3	3	3	—	—	—	—	1	1	—	—	—
Residential real estate:
National City Mortgage and other	130	108	107	114	120	124	121	122	113	109	93	94	91
First Franklin (1)	179	172	163	157	133	130	136	95	98	116	122	111	104

Total real estate — residential	309	280	270	271	253	254	257	217	211	225	215	205	195

Other	11	11	11	10	8	6	6	6	6	3	1	1	2
Total OREO	324	294	284	284	261	260	263	223	218	229	216	206	197
Mortgage loans held for sale and other	26	27	1	2	1	1	2	7	6	3	24	23	22

Total Nonperforming Assets	$1,211	$1,020	$878	$848	$778	$808	$801	$772	$736	$732	$761	$705	$689

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial*	$42	$36	$47	$45	$46	$27	$46	$28	$27	$31	$47	$46	$70
Commercial leases*	—	—	—	—	1	1	—	—	—	—	1	—	3
Commercial construction*	66	85	71	66	41	21	30	19	11	13	19	8	29
Commercial real estate	57	38	33	38	42	20	31	21	22	18	22	14	16
Residential real estate:
National City Mortgage and other*	418	330	280	249	216	191	170	149	152	137	136	123	118
First Franklin (1)	734	654	636	619	638	638	644	581	565	567	582	508	501

Total real estate — residential*	1,152	984	916	868	854	829	814	730	717	704	718	631	619

Home equity lines of credit	55	48	29	27	31	49	47	49	44	37	41	38	24
Credit card and other unsecured lines of credit	34	30	29	28	30	29	35	37	37	35	31	29	24
Other consumer	11	9	9	9	9	8	10	10	11	11	10	11	11
Mortgage loans held for sale and other	43	33	41	28	18	18	19	117	108	89	81	73	53

Total Loans 90+ Days Past Due	$1,460	$1,263	$1,175	$1,109	$1,072	$1,002	$1,032	$1,011	$977	$938	$970	$850	$849

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

*	Reclassified per the note on page 2.

Unaudited
National City Corporation
Monthly Financial Trends
CAPITALIZATION (Period End)
(In millions, except per share data)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006

COMMON STOCK ROLLFORWARD
Beginning balance	567.4	567.6	566.3	566.1	575.8	595.5	649.9	648.1	632.4	602.6	602.2	601.9	603.3
Shares issued under stock award plans	.4	.1	1.3	.2	.1	.5	1.4	2.2	2.2	.4	.6	1.0	.6
Shares issued for acquisitions	66.6	—	—	—	—	—	—	—	13.7	29.5	—	—	—
Shares repurchased under repurchase authorizations	(1.0)	—	—	—	(9.8)	(20.1)	(55.2)	—	—	—	—	(.6)	(2.0)
Shares exchanged for stock award plans	(.1)	(.3)	—	—	—	(.1)	(.6)	(.4)	(.2)	(.1)	(.2)	(.1)	—

Ending balance	633.3	567.4	567.6	566.3	566.1	575.8	595.5	649.9	648.1	632.4	602.6	602.2	601.9

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased(1)	1.0	—	—	—	9.8	20.1	55.2	—	—	—	—	.6	2.0
Average price per share of repurchased common shares	$25.77	—	—	—	$35.86	$36.76	$38.30	—	—	—	—	$37.02	$36.21
Total cost	$25.8	—	—	—	$349.3	$740.1	$2,113.7	—	—	—	—	$22.7	$71.1
Common shares remaining under authorization(1)	37.7	38.7	38.7	38.7	38.7	48.5	28.6	43.5	43.5	43.5	13.5	13.5	14.1

Shares outstanding:
Average basic	633.3	566.8	565.8	565.5	569.6	583.2	605.2	648.2	643.3	631.2	602.4	601.8	602.7
Average diluted	637.6	570.2	571.4	572.4	577.3	591.6	613.7	657.6	651.9	640.0	611.2	610.7	611.0

(1)	In April 2007, National City’s Board of Directors authorized the repurchase of an additional 40 million shares of issued and outstanding common stock.
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006

Line of business staff:
Retail Banking	15,043	13,777	13,672	13,640	13,527	13,470	13,416	13,375	13,424	12,843	12,371	12,323	12,389
Commercial Banking-Regional	1,424	1,369	1,362	1,344	1,356	1,347	1,362	1,345	1,344	1,292	1,287	1,295	1,305
Commercial Banking-National	1,125	1,119	1,120	1,108	1,114	1,109	1,114	1,116	1,111	1,103	1,120	1,112	1,094
Mortgage Banking	7,207	7,457	7,513	7,604	7,633	7,666	7,377	7,375	7,347	7,294	7,249	7,171	7,245
Asset Management	1,568	1,553	1,534	1,528	1,518	1,520	1,532	1,514	1,518	1,513	1,508	1,501	1,489
Corporate support staff(2)(3)	7,657	7,321	7,280	7,221	7,178	7,211	7,510	7,552	7,502	7,225	10,216	10,074	10,099

Total Employees	34,024	32,596	32,481	32,445	32,326	32,323	32,311	32,277	32,246	31,270	33,751	33,476	33,621

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

(3)	Periods prior to December 2006 include full-time equivalent employees associated with the First Franklin and National City Home Loan Services business units which were sold in December 2006.

Unaudited
National City Corporation
Monthly Financial Trends
RETAIL BANKING PERFORMANCE MEASURES
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006

Average Total Deposits(1)	$72,748	$65,243	$64,723	$64,331	$63,786	$63,814	$63,025	$62,154	$61,280	$56,932	$56,486	$56,102	$56,096

DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,508	$3,197	$3,244	$3,318	$3,354	$3,524	$3,444	$3,345	$3,219	$2,997	$2,916	$2,935	$3,004
Number of accounts(3)	1,816	1,813	1,805	1,796	1,782	1,779	1,782	1,776	1,781	1,685	1,689	1,696	1,706

Interest Bearing Checking
Average total balance	$9,297	$8,721	$8,757	$8,912	$8,925	$9,218	$9,013	$8,829	$8,765	$8,256	$8,077	$7,993	$8,029
Number of accounts(3)	1,165	1,167	1,171	1,175	1,176	1,179	1,183	1,180	1,168	1,127	1,122	1,113	1,101

Money Market Savings
Average total balance	$17,949	$16,520	$16,265	$16,069	$15,809	$15,574	$15,396	$15,052	$14,714	$14,044	$13,860	$13,741	$13,709
Number of accounts(3)	1,293	1,241	1,200	1,154	1,109	1,066	1,019	1,024	997	972	960	949	937

Regular savings
Average total balance	$2,761	$1,845	$1,915	$1,984	$2,029	$2,066	$2,069	$2,058	$1,996	$1,532	$1,555	$1,580	$1,605
Number of accounts(3)	517	525	537	551	559	567	575	583	589	534	540	547	556

Business Deposits:
Average total balance	$9,445	$8,949	$8,827	$8,797	$8,630	$8,563	$8,486	$8,409	$8,305	$7,869	$7,878	$7,805	$7,760
Number of accounts(3)	447	444	443	441	438	436	434	433	431	405	405	404	402

Time Deposits:
Average total balance	$28,950	$25,193	$24,870	$24,428	$24,180	$24,010	$23,743	$23,579	$23,478	$21,480	$21,465	$21,368	$21,301
Number of accounts(3)	1,128	1,120	1,120	1,123	1,117	1,111	1,110	1,132	1,129	1,055	1,061	1,055	1,059

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)(4)
Installment loan originations:
Home equity(5)	1,599	1,933	2,085	2,315	2,440	2,191	2,116	1,992	1,608	1,718	2,124	2,337	2,110
Other(6)	2,436	3,015	3,045	2,841	2,868	2,654	2,487	1,591	1,943	1,814	2,126	2,137	1,912
Home equity and other lines of credit	6,669	7,648	6,806	7,748	7,493	6,833	6,825	5,387	4,911	5,355	5,833	6,547	6,550

Total consumer loan originations	10,704	12,596	11,936	12,904	12,801	11,678	11,428	8,970	8,462	8,887	10,083	11,021	10,572

BANK BRANCHES AND OTHER
Total bank branches	1,442	1,360	1,359	1,357	1,358	1,358	1,357	1,361	1,357	1,303	1,254	1,254	1,253
ATMs	2,225	2,106	2,102	2,101	2,096	2,098	2,098	2,092	2,088	2,013	1,965	1,964	1,960
Online banking customers	2,053,894	1,949,479	1,908,990	1,872,661	1,828,397	1,795,588	1,760,334	1,720,157	1,692,859	1,680,939	1,621,800	1,604,609	1,572,084

(1)	Restated to reflect the reassignment of certain deposits with the Commercial Banking-Regional line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the Mortgage Banking line of business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Includes amounts associated with the Harbor and Fidelity acquisitions beginning April 2007. Additionally, excludes amounts associated with the MAF acquisition.

(5)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(6)	Represents other secured installment loans.

Unaudited
National City Corporation
Monthly Financial Trends
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006

ASSETS UNDER ADMINISTRATION

Managed assets:
Value at beginning of period	$64,037	$62,927	$64,560	$63,703	$62,136	$62,186	$61,929	$62,322	$61,369	$61,805	$60,546	$60,468	$59,744
Acquisition	—	—	—	—	—	—	—	—	99	—	—	—	—
Estimated change due to market impact	1,553	732	(860)	(113)	1,207	1,199	541	(117)	491	28	651	698	731
Other activity, net	(3)	378	(773)	970	360	(1,249)	(284)	(276)	363	(464)	608	(620)	(7)

Value at end of period	65,587	64,037	62,927	64,560	63,703	62,136	62,186	61,929	62,322	61,369	61,805	60,546	60,468

Non-managed assets:
Value at beginning of period	50,698	51,610	52,886	54,400	53,155	51,729	51,544	51,326	50,823	51,831	51,725	50,910	49,784
Acquisition	—	—	—	—	—	—	—	—	19	—	—	—	—
Estimated change due to market impact	981	293	(993)	(361)	770	1,154	606	(66)	450	744	595	423	875
Other activity, net	(402)	(1,205)	(283)	(1,153)	475	272	(421)	284	34	(1,752)	(489)	392	251

Value at end of period	51,277	50,698	51,610	52,886	54,400	53,155	51,729	51,544	51,326	50,823	51,831	51,725	50,910

Total assets at end of period	$116,864	$114,735	$114,537	$117,446	$118,103	$115,291	$113,915	$113,473	$113,648	$112,192	$113,636	$112,271	$111,378

Proprietary mutual fund assets (included above)	$13,492	$13,303	$13,083	$13,339	$13,256	$12,984	$13,247	$13,089	$12,999	$12,672	$12,545	$12,036	$11,946
MORTGAGE BANKING STATISTICS
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006

ORIGINATION AND SALES DATA
Applications(1)	$6,157	$6,662	$8,366	$8,246	$8,402	$8,070	$8,941	$6,725	$6,700	$6,214	$6,323	$6,514	$5,871

Percentage of applications represented by refinances	52%	47%	50%	48%	51%	53%	54%	55%	59%	63%	59%	58%	56%

Originations:
Retail	$1,626	$2,283	$2,336	$2,598	$2,616	$2,541	$2,508	$2,014	$2,158	$2,302	$2,162	$2,276	$2,196
Wholesale	1,441	1,951	2,247	2,162	2,145	2,176	1,887	1,432	1,834	1,669	1,429	1,539	1,225
Less: loan originations for portfolio and other units	(148)	(330)	(402)	(436)	(428)	(384)	(389)	(333)	(363)	(377)	(409)	(431)	(398)

Total originations for sale	$2,919	$3,904	$4,181	$4,324	$4,333	$4,333	$4,006	$3,113	$3,629	$3,594	$3,182	$3,384	$3,023

Percentage of originations represented by refinances	44%	44%	45%	45%	51%	55%	54%	59%	63%	59%	56%	56%	52%

Loan Sales:
Loans sold servicing retained	$2,682	$3,626	$3,275	$3,777	$3,277	$2,673	$3,107	$2,710	$2,784	$2,377	$2,564	$2,070	$2,581
Loans sold servicing released	67	84	304	200	229	341	286	181	202	328	358	467	231

Total loan sales	$2,749	$3,710	$3,579	$3,977	$3,506	$3,014	$3,393	$2,891	$2,986	$2,705	$2,922	$2,537	$2,812

SERVICING DATA
Mortgage loans serviced for third parties	$173,682	$169,668	$168,573	$167,357	$166,014	$165,223	$164,733	$164,051	$163,377	$162,264	$161,984	$161,740	$162,202

HOME EQUITY ORIGINATION DATA(2)
Home equity lines of credit (HELOCs)(3)	$48	$703	$941	$1,029	$963	$875	$832	$763	$781	$817	$862	$932	$847
Home equity loans (HELOANs)(4)	36	329	476	519	665	746	600	318	374	393	403	401	333

Total originations	$84	$1,032	$1,417	$1,548	$1,628	$1,621	$1,432	$1,081	$1,155	$1,210	$1,265	$1,333	$1,180

HOME EQUITY SALE DATA(2)
HELOCs sold servicing retained	—	$684	—	$394	—	$69	$633	$803	$346	—	$843	$1,132	—
HELOCs sold servicing released	—	—	—	—	—	—	—	—	—	—	—	—	—

HELOANs sold servicing retained	—	—	—	323	$348	—	399	726	—	—	227	353	—
HELOANs sold servicing released	—	—	$217	—	—	—	—	—	—	—	230	247	$241

Total sales	—	$684	$217	$717	$348	$69	$1,032	$1,529	$346	—	$1,300	$1,732	$241

(1)	Includes loans originated for sale and held in portfolio

(2)	Represents loans originated by the former National Home Equity business unit.

(3)	Represents the total line of credit commitment amount.

(4)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the residential real estate loan portfolio on the consolidated balance sheet.

Unaudited
National City Corporation
Monthly Financial Trends
RUN-OFF LOAN PORTFOLIO STATISTICS
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006

RESIDENTIAL REAL ESTATE

NONCONFORMING LOANS(1):
Period-end portfolio balance	$6,648	$6,887	$7,181	$7,419	$7,716	$7,953	$8,217	$6,495	$6,983	$7,480	$7,903	$8,257	$8,302
Weighted-average note rate	8.18%	8.08%	8.02%	8.00%	7.98%	7.92%	7.91%	7.88%	7.83%	7.98%	7.92%	7.87%	7.83%
Weighted-average loan size	$93,460	$93,592	$93,756	$92,321	$92,875	$93,539	$94,261	$91,019	$91,761	$92,690	$93,614	$94,528	$95,025
Weighted-average credit score(2)(3)	624	624	624	624	624	627	628	628	629	629	629	635	635
First-lien weighted-average loan-to-value ratio(4)	78.21%	78.23%	78.22%	77.17%	77.23%	77.34%	77.38%	77.61%	77.63%	77.70%	77.75%	77.84%	77.92%
Net charge-offs	$1	$18	$4	$17	$8	—	$40	$6	$7	$8	$6	$3	$24
Loans 90 days past due	734	654	636	619	638	$638	642	580	564	566	580	506	500
Portfolio delinquency rate	24.49%	23.71%	22.88%	21.37%	20.97%	19.35%	20.89%	21.08%	20.82%	20.92%	18.98%	18.21%	16.84%

HOME EQUITY LOANS(HELOAN)(5):
Period-end portfolio balance	$3,486	$3,509	$1,232	$1,258	$1,303	$1,302	$1,331	$1,350	$1,387	$1,412	$1,403	$1,430	$1,461
Weighted-average credit score(2)(3)	729	734	738	738	738	738	737	738	738	738	738	738	737
Weighted-average cumulative loan-to-value ratio(6)	89.19%	89.19%	89.21%	89.24%	89.26%	89.30%	89.35%	89.34%	89.37%	89.38%	89.41%	89.41%	89.43%
Net charge-offs	$4	$3	—	$1	—	$1	$1	—	—	—	$1	—	$1
Loans 90 days past due	15	10	$2	2	$1	1	1	$1	$1	$1	1	$1	1

HOME EQUITY LINES OF CREDIT(HELOC)(5):
Period-end portfolio balance	$7,187	$7,336	$4,768	$5,025	$5,084	$5,241	$5,424	$5,541	$5,748	$5,928	$6,156	$6,393	$6,671
Weighted-average credit score(2)(3)	728	724	729	730	730	730	729	729	729	731	731	731	731
Weighted-average cumulative loan-to-value ratio(6)	78.23%	78.26%	78.24%	78.09%	79.40%	79.51%	79.59%	79.55%	79.51%	79.54%	79.64%	79.48%	79.71%
Utilization rate	50%	49%	47%	46%	47%	47%	48%	48%	49%	49%	49%	50%	50%
Net charge-offs	$14	$5	$2	$2	$4	$1	$4	$1	$5	$7	$4	$1	$4
Loans 90 days past due	29	31	14	13	17	18	21	22	21	19	22	20	12

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is in run-off.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	Represents loans originated by the former National Home Equity business unit. These portfolios are in run-off.

(6)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.